UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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☐	Soliciting Material Pursuant to §240.14a-12

Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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20 South Wacker Drive

Chicago, Illinois 60606

March 14, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 East Randolph Drive (80th Floor), Chicago, Illinois.

At this year’s meeting, in addition to the election of directors and the ratification of our independent registered public accounting firm, Ernst & Young LLP, you are being asked to approve amendments to our Omnibus Stock Plan and Annual Incentive Plan. Approval of these amendments will allow us to continue to link the compensation of our employees to our performance and align their interests with those of our shareholders. Your Board of Directors recommends that you vote “FOR” these proposals which are more fully described in the accompanying proxy statement which we urge you to read carefully.

This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement, proxy card and Annual Report are first being mailed to shareholders on or about March 23, 2007.

Your vote is very important. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. We look forward to seeing you at the meeting.

Sincerely,

Terrence A. Duffy	Craig S. Donohue
Executive Chairman	Chief Executive Officer

20 South Wacker Drive

Chicago, Illinois 60606

Notice of Annual Meeting of Shareholders

April 25, 2007

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 East Randolph Drive (80th Floor), Chicago, Illinois, for the following purposes:

1. to elect seven directors that we refer to as “Equity Directors;”

2. to elect one Class B-1 director, one Class B-2 director and one Class B-3 director;

3. to elect five members of the Class B-1 Nominating Committee and five members of the Class B-2 Nominating Committee;

4. to approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Omnibus Stock Plan;

5. to approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan;

6. to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007; and

7. to transact any other business that properly comes before the meeting.

You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class A or Class B common stock at the close of business on Thursday, March 1, 2007.

Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found on the proxy card.

If you wish to vote by telephone or over the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, April 24, 2007.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

March 14, 2007

Chicago, Illinois

Proxy Statement for the

Annual Meeting of Shareholders of

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

To be held on Wednesday, April 25, 2007

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the Annual Meeting?

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held on Wednesday, April 25, 2007, at 10:00 a.m., Central Time, in the Ballroom of the Mid-America Club, located at 200 East Randolph Drive (80th Floor), Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as “CME Holdings” or the “Company” and to Chicago Mercantile Exchange Inc. as “CME.” In this proxy statement, the terms “we,” “us” and “our” refer to CME Holdings and its subsidiaries.

All holders of Class A and Class B common stock on March 1, 2007, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you will be asked to present valid picture identification, such as a driver’s license or passport, and, if you are not a shareholder of record, evidence from your broker that you are a shareholder and are eligible to attend the meeting, such as a letter or account statement from your broker or bank. Shareholders will not be allowed to use cameras, recording devices and other electronic devices at the meeting.

What proposals are we being asked to vote on?

Holders of all classes of Class A and Class B common stock of CME Holdings (voting together as a single class) are being asked to vote on the following:

•	the election of seven directors that we refer to as “Equity Directors;”

•	the approval of an amendment to the Chicago Mercantile Exchange Holdings Inc. Omnibus Stock Plan;

•	the approval of an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan; and

•	the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

In addition, holders of Class B-1, Class B-2 and Class B-3 shares are being asked to vote on the election of one director for their respective class. We refer to these directors as the “Class B directors.”

Finally, holders of Class B-1 and Class B-2 shares are being asked to vote on the election of five members of the Class B Nominating Committee for their respective class, each from a slate of ten candidates. We refer to these nominating committee members as the “Class B Nominating Committee members.”

Who is entitled to vote?

You may vote if you owned shares of Class A or Class B common stock of CME Holdings as of the close of business on March 1, 2007, the record date for the Annual Meeting. The number of shares outstanding of each of our classes of common stock as of March 1, 2007 was as follows:

Class	Shares Outstanding
Class A	34,872,967
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were 517 holders of record of our Class A common stock and 1,950 holders of record of our Class B common stock on such date.

The following table shows the number of votes each share is entitled to cast on the proposals on which shareholders will vote at the Annual Meeting:

PROPOSAL	CLASS A	CLASS B-1	CLASS B-2	CLASS B-3	CLASS B-4
Election of Equity Directors	1	1	1	1	1
Election of Class B Director	N/A	1	1	1	N/A
Election of Class B Nominating Committee Members	N/A	1	1	N/A	N/A
Approval of Omnibus Stock Plan Amendment	1	1	1	1	1
Approval of Annual Incentive Plan Amendment	1	1	1	1	1
Ratification of Ernst & Young LLP	1	1	1	1	1

Why is this proxy statement being sent to me?

We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On or about March 23, 2007, we began mailing these proxy materials to all of our holders of record of each class of Class A and Class B common stock, as of the close of business on March 1, 2007.

How do I vote?

You may vote by proxy or in person at the Annual Meeting. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. You may also cast your vote by telephone by calling 1-800-690-6903 or electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting by telephone or over the Internet. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you must contact your broker or agent to obtain a broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Equity Director and, if applicable, Class B directors or Class B Nominating Committee members and whether your shares should be voted for or against the amendment to the Omnibus Stock Plan, the amendment to the Annual Incentive Plan and the ratification of our independent registered public accounting firm.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by returning the enclosed proxy card in the accompanying envelope or casting your vote by telephone or over the Internet. Voting by proxy will not affect your right to attend the meeting and vote your shares in person. You can save us the expense of a second mailing by voting promptly.

If you wish to vote by telephone or over the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, April 24, 2007.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of seven directors that we refer to as “Equity Directors;”

•	“ABSTAIN” from voting for Class B directors, if applicable;

•	“ABSTAIN” from voting for Class B Nominating Committee members, if applicable;

•	“FOR” the approval of the amendment to the Chicago Mercantile Exchange Holdings Inc. Omnibus Stock Plan;

•	“FOR” the approval of the amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan; and

•	“FOR” the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

Yes, if you attend the Annual Meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•	you may sign and deliver another proxy with a later date;

•	you may vote by telephone or over the Internet at a later date;

•	you may submit a revocation at a later date; or

•	you may attend the meeting and vote in person.

Your most recent vote is the one that is counted. Simply attending the Annual Meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy. If you wish to vote again by telephone or over the Internet, your vote must be made before 10:59 p.m., Central Time, on Tuesday, April 24, 2007.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of ADP will act as the inspectors of election and will count the votes.

Comments written on proxy cards or ballots may be provided by ADP to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes must be present to hold the Annual Meeting?

Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person, if you properly return a proxy card or if you vote by telephone or over the Internet. In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of March 1, 2007, must be present. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” and “broker non-votes” are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item under the rules of the New York Stock Exchange (the “NYSE”) and The NASDAQ Global Select Market (the “NASDAQ”) and has not received instructions from the beneficial owner. To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the Annual Meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

Each of the proposals presented at the Annual Meeting will be considered separately. Assuming that a quorum is present for the particular proposal, the following votes are required to approve each of the proposals:

•

Proposal 1: Election of Equity Directors: Seven nominees receiving the highest number of “FOR” votes from all classes of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class will be elected.

•

Proposal 2: Election of Each Class B Director: One Class B-1 nominee, one Class B-2 nominee and one Class B-3 nominee receiving the highest number of “FOR” votes in his class from shareholders present or represented by proxy at the Annual Meeting will be elected as the Class B director for that class.

•

Proposal 3: Election of Each Class B Nominating Committee: Five nominees receiving the highest number of “FOR” votes in their class from shareholders present or represented by proxy at the Annual Meeting will be elected to the Class B Nominating Committee for that class.

•

Proposal 4: Approval of an Amendment to the Omnibus Stock Plan: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

•

Proposal 5: Approval of an Amendment to the Annual Incentive Plan: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

•

Proposal 6: Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

If you hold your Class A shares through a bank or broker, your broker is permitted to vote such shares on the election of the Equity Director nominees and the ratification of Ernst & Young LLP as our independent registered public accounting firm, even if the broker does not receive instructions from you. Your broker is not permitted to vote your Class A shares on the proposals to approve the amendment to the Omnibus Stock Plan or the amendment to the Annual Incentive Plan without receiving instructions from you. We believe these compensation plans align the interests of our employees with our shareholders. In order to ensure that these compensation plans are approved, we urge you to provide your bank or broker with instructions to vote your shares “FOR” these proposals.

PROPOSAL 1

Election of Equity Directors

Our certificate of incorporation provides that our Board of Directors be comprised of 20 members. Our Board of Directors is divided into two classes, Class I and Class II, each of whose members serve for a staggered two-year term. At each Annual Meeting of Shareholders, the term of one class of directors expires, and the shareholders vote at that meeting to elect the directors nominated for that expiring class to hold office for a two-year term.

At this year’s Annual Meeting, ten Class II directors will be elected. Seven Equity Directors will be elected by all shareholders voting together as a single class. Additionally, as set forth in Proposal 2, the holders of Class B-1, Class B-2 and Class B-3 shares will elect one director, respectively. If elected, each director’s term will last until the 2009 Annual Meeting of Shareholders or until he or she is succeeded by another qualified director who has been elected or appointed by the Board. Each of the nominees for Equity Director is currently a member of our Board.

Nominees for Equity Directors

(Class A and Class B Shares Voting Together)

Name and Age	For a Term Expiring	Background

Craig S. Donohue, 45	2009	Mr. Donohue has served as a director of CME Holdings’ and CME’s boards since January 2004. Mr. Donohue has served as Chief Executive Officer, Office of the CEO since January 2004. Mr. Donohue served as Managing Director and Chief Administrative Officer, Office of the CEO, from April 2001 to December 2003. From March 2000 to April 2001, Mr. Donohue served as Managing Director, Business Development and Corporate/Legal Affairs. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997. Mr. Donohue serves as a member of the Commodity Futures Trading Commission’s Global Market Advisory Committee. He also serves as chairman of the board of the National Council on Economic Education and as a member of the boards of directors of the Executives Club of Chicago and the Chicagoland Chamber of Commerce.
Terrence A. Duffy, 48	2009	Mr. Duffy has served as Chairman of the Board of CME and CME Holdings since April 2002 and has served as the Executive Chairman since October of 2006. He was Vice Chairman of the Board of CME Holdings from its formation on August 2, 2001 and of the Board of CME from 1998 to April 2002. Mr. Duffy has been a member of CME’s board since 1995 and has been a member of our exchange for more than 25 years. Mr. Duffy has served as President of T.D.A. Trading, Inc. since 1981. Mr. Duffy has also been appointed by President Bush to the Federal Retirement Thrift Investment Board, which appointment was confirmed by the U.S. Senate.

Name and Age	For a Term Expiring	Background
Daniel R. Glickman, 62	2009	Mr. Glickman has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2001. Since September 2004, Mr. Glickman has served as Chairman and Chief Executive Officer of the Motion Picture Association of America, Inc. Until September 2004, Mr. Glickman served as a Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, where he was a partner from February 2001 to June 2002. Mr. Glickman served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from August 2002 through August 2004. Mr. Glickman also previously served as U.S. Secretary of Agriculture from March 1995 through January 2001 and as a member of the U.S. Congress, representing a district in Kansas, from January 1977 through January 1995. Mr. Glickman is a director of The Hain Celestial Group, Inc.

William P. Miller II, 51	2009	Mr. Miller has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Miller has served as the Senior Investment Officer, Fund Management for the Ohio Public Employees Retirement System since August 2005. Previously he served as Senior Risk Manager for the Abu Dhabi Investment Authority from April 2003. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation and an advisor to Africa Global from June 2002 to April 2003. From September 1996 to May 2002, he served as Senior Vice President and Independent Risk Oversight Officer for Commonfund Group, an investment management firm for educational institutions. Mr. Miller previously served as Director, Trading Operations and Asset Mix Management with General Motors Investment Management Corp. (having also held positions in treasury and engineering since 1974) and as a financial analyst with the U.S. Department of Transportation. He previously served as a director of CME from 1999 through April 2002. Mr. Miller is a director of American Axle and Manufacturing and director of the BTOP50 Managed Futures family of funds. He is a member of the advisory board for the Kent State University Master of Science in Financial Engineering program and the Investment Risk Committee of the International Association of Financial Engineers. Until recently, Mr. Miller was a member of the Financial Accounting Standards Board’s User Advisory Council and a director of the Dubai International Financial Exchange. Mr. Miller is a chartered financial analyst and member of the Institute of Chartered Financial Analysts.

Name and Age	For a Term Expiring	Background
James E. Oliff, 58	2009	Mr. Oliff has served as Vice Chairman of CME Holdings’ and CME’s boards since April 2002, as a director of CME since 1994 and has been a member of our exchange for more than 25 years. Mr. Oliff served as Second Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. He previously served on CME’s board from 1982 to 1992. Mr. Oliff has served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff currently serves on the Kent State University Masters of Science Program in Financial Engineering advisory board and as Deputy Chairman of FfastFill, plc. Mr. Oliff previously served as President and Chief Executive Officer of FFast Trade U.S., LLC from December 2001 to February 2005, as Chairman and CEO of FFastFill Inc., an organization that provides trading and risk management software solutions, from June 2003 to February 2005 and as its Chief Operating Officer from December 2001 to June 2003. Mr. Oliff served as Executive Director of International Futures and Options Associates from July 1997 to July 2005 and as President of LST Commodities, LLC, an introducing broker, from 1999 until January 2002.

John F. Sandner, 65	2009	Mr. Sandner has served as a director of CME Holdings’ board since its formation on August 2, 2001. Mr. Sandner has been a member of CME’s board since 1978 and a member of our exchange for more than 30 years. He also served as Special Policy Advisor to CME Holdings’ board from August 2001 to October 2005 and to CME’s board from January 1998 to October 2005. Previously, he served as Chairman of CME’s board for 13 years. Mr. Sandner has served as Chairman of E*Trade Futures, LLC since July 2003. Mr. Sandner also previously served as President and Chief Executive Officer of RB&H Financial Services, L.P., a futures commission merchant, from 1985 to November 2003. RB&H Financial Services, L.P. is now a division of Man Financial Inc., one of our clearing firms.

Terry L. Savage, 62	2009	Ms. Savage has served as a director of CME Holdings and CME since April 2003. Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs, and networks, including CNN, NBC and theStreet.com. She was a member of our exchange from 1975 to 1980.

Your proxies will vote for each of the seven nominees for Equity Director set forth above unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed above will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, our Board may substitute another nominee upon the recommendation of our Nominating Committee.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SEVEN EQUITY DIRECTOR NOMINEES DESCRIBED ABOVE.

PROPOSAL 2

Election of Class B Directors

Nominees for Class B-1 Director

(Class B-1 Shares Only)

May Vote “For” One of Three Candidates

Name and Age	For a Term Expiring	Background
David G. Hill, 39	2009	Mr. Hill has been a member of the exchange and an independent floor broker and trader for more than 11 years. During that time, Mr. Hill has served on several functional exchange committees, including probable cause, business conduct, new member orientation and the political action committee.

Robert O. Kabat, Sr., 71	2009	Mr. Kabat has been a member of the exchange and an independent trader for more than 30 years. Mr. Kabat’s family has from time to time owned memberships at our exchange since 1920. His grandfather was among the exchange’s founding members.

William G. Salatich, Jr., 55	2009	Mr. Salatich has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 25 years. Mr. Salatich has been an independent broker and trader since 1975.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Director

(Class B-2 Shares Only)

May Vote “For” One of Two Candidates

Name and Age	For a Term Expiring	Background
John D. Newhouse, 61	2009	Mr. Newhouse has been a member of the exchange since 1974. He is currently Chief Executive Officer of Gator Trading LLC. Since 1979, from time to time, Mr. Newhouse has served on the board of CME Holdings and CME for an aggregate of 16 years.

David J. Wescott, 49	2009	Mr. Wescott has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Wescott has been a member of our exchange for more than 25 years. He previously served as a director of CME from 1989 through 1996 and has served as President of The Wescott Group Ltd., one of our clearing firms, since 1991 and Managing Partner of the Dowd/Wescott Group since 2006.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-3 Director

(Class B-3 Shares Only)

May Vote “For” One of Two Candidates

Name and Age	For a Term Expiring	Background
Jeffrey R. Carter, 44	2009	Mr. Carter has been an independent trader and member of our exchange for 18 years. He has served as a director of the CME political action committee since 1997 and previously served on CME’s board from 1999 to 2001. Mr. Carter has an MBA from the University of Chicago.

Gary M. Katler, 60	2009	Mr. Katler has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1993 and has been a member of our exchange for more than 15 years. He is currently Vice President of Fortis Clearing Americas, one of our clearing firms. Previously, Mr. Katler served as Vice President of O’Connor & Company L.L.C., from March 2002 until it was acquired by Fortis Clearing Americas in February 2006. Mr. Katler was Head of the Professional Trading Group of Fimat USA from November 2000 to April 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-3 DIRECTOR NOMINEES DESCRIBED ABOVE.

MEMBERS OF OUR BOARD NOT STANDING FOR ELECTION THIS YEAR

Set forth below is information about our directors who are not standing for election at the Annual Meeting.

Name and Age	Term Expires	Background
Dennis H. Chookaszian, 63	2008	Mr. Chookaszian has served as a director of CME Holdings and CME since April 2004. Since January 1, 2007, Mr. Chookaszian has served as chairman of the Financial Accounting Standards Advisory Council. From November 1999 until February 2001, Mr. Chookaszian served as Chairman and Chief Executive Officer of mPower, Inc., a financial advice provider focused on the management of 401(k) plans online. Mr. Chookaszian served as Chairman and Chief Executive Officer of CNA Insurance Companies (“CNA”) from September 1992 to February 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and Chief Operating Officer from 1990 to 1992 and Chief Financial Officer from 1975 to 1990. He served as chairman of the executive committee of CNA from 1999 to 2001. Mr. Chookaszian is a director of Sapient Corporation, Career Education Corporation, LoopNet, Inc. and Insweb Corp. Mr. Chookaszian is as a registered certified public accountant.

Martin J. Gepsman, 54	2008	Mr. Gepsman has served as Secretary of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998, has served as a director of CME since 1994 and has been a member of our exchange for more than 20 years. Mr. Gepsman has also been an independent broker and trader since 1985.

Elizabeth Harrington, 64	2008	Ms. Harrington has served as a director of CME Holdings and CME since April 2004. Ms. Harrington has served as President and CEO of E. Harrington Global since October 2002. Previously, Ms. Harrington served as a partner with PricewaterhouseCoopers, LLP in its Global Strategy and China practices from 1995 until her retirement in 2002. She specialized in the consumer and industrial products sectors and the Asian market. Ms. Harrington previously served in senior executive positions responsible for global business expansion and marketing for Pillsbury and Quaker Oats. She also served as a partner at A.T. Kearney and Vice President of the J. Walter Thompson Company. She began her career at Proctor & Gamble. Ms. Harrington has 25 years of experience working in the Asian market and is an advisor to the government of the People’s Republic of China on modernizing several major industries, foreign investment and global development.

Bruce F. Johnson, 64	2008	Mr. Johnson has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998 and has been a member of our exchange for more than 30 years. He has been an independent trader since 2002. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, a former futures commission merchant and former clearing firm, from 1969 through December 2003.

Name and Age	Term Expires	Background
Patrick B. Lynch, 41	2008	Mr. Lynch has served as Treasurer of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He has been a member of our exchange and an independent trader for more than 15 years.

Leo Melamed, 74	2008	Mr. Melamed has served as director, Chairman Emeritus of CME Holdings’ board since its formation on August 2, 2001. Mr. Melamed has served as a director of CME for more than 30 years as both a voting and non-voting director and in 1997 was appointed as Chairman Emeritus and Senior Policy Advisor. He served as Senior Policy Advisor to CME’s Holdings’ board from its formation to November 2005 and to CME’s board from 1997 to November 2005. He served as director and Secretary of CME’s board from 1967 to 1969, Chairman from 1969 until 1972 and founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976. Upon completion of the merger, Mr. Melamed became the first Chairman of the combined institution. Mr. Melamed served as Special Counsel to CME’s board from 1977 until 1991 and Chairman of our exchange’s Executive Committee from 1985 until 1991. He has been a member of our exchange for more than 45 years. From 1993 to 2001, he served as Chairman and Chief Executive Officer of Sakura Dellsher, Inc., a former clearing firm of our exchange, and he currently serves as Chairman and Chief Executive Officer of Melamed & Associates, a global consulting group. He is also a member of the Commodity Futures Trading Commission’s Technology Advisory Committee and a special advisor to the National Futures Association.

Alex J. Pollock, 64	2008	Mr. Pollock has served as a director of CME Holdings and CME since April 2004. Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since July 2004, and previously served as President and Chief Executive Officer of the Federal Home Loan bank of Chicago from 1991 through June 2004. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves as a director of Allied Capital Corporation and Great Lakes Higher Education Corporation.

Myron S. Scholes, 65	2008	Mr. Scholes has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He has served as Chairman of Platinum Grove Asset Mgt, LP since October 1999. Mr. Scholes is the Frank E. Buck Professor of Finance, Emeritus, at Stanford University’s Graduate School of Business and a 1997 Nobel Laureate in Economics. He was formerly a limited partner and principal of Long Term Capital Management from 1993 until 1998. Mr. Scholes is also a director of Dimensional Fund Advisors Mutual Funds, the American Century Mutual Funds and Intelligent Markets.

Howard J. Siegel, 50	2008	Mr. Siegel has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000 and has been a member of our exchange for more than 25 years. Mr. Siegel has been an independent trader since 1977.

Name and Age	Term Expires	Background
William R. Shepard, 60	2008	Mr. Shepard has served as Second Vice Chairman of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 30 years. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

CORPORATE GOVERNANCE

We have a long-standing commitment to good corporate governance practices. These practices provide an important framework within which the Board and management can pursue our strategic objectives and ensure long-term vitality for the benefit of our shareholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance materials, including our Corporate Governance Principles, Director Conflict of Interest Policy, Board of Directors Code of Ethics, Categorical Independence Standards, Employee Code of Conduct and the charters for all our Board committees, may be found on our Web site www.cme.com in the “Investor Relations—Corporate Governance” section. Copies of these materials are also available free of charge to shareholders upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. The Board and its Governance Committee regularly review corporate governance developments and modify the corporate governance documents, including the Corporate Governance Principles and committee charters, as warranted. Any modifications are reflected on our Web site. Information made available on our Web site does not constitute a part of this document.

Director Independence

The experience and diversity of our directors has been, and continues to be, critical to our success. Our Corporate Governance Principles require that the Board be comprised of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our Audit, Compensation, Governance and Nominating Committees must be independent. For a director to be considered independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. The Board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the Board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of the NYSE and the NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The Board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our Categorical Independence Standards, at its meeting held on January 31, 2007, the Governance Committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our Board regarding the independence of our directors and director nominees. Some of our directors and director nominees are members of our exchange, which provides them with access to our open outcry trading floors, lower trading fees and the ability to elect six of our directors and to vote on certain matters relating to the operation of our trading floors. These directors and director nominees may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on the exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of the NYSE and the NASDAQ, the Governance Committee reviewed the directors’ and director nominees’ trading activities and relationships with the exchange as part of its independence determination. The Governance Committee and the Board noted that all payments were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

After considering information provided by the directors and director nominees in their annual questionnaires, the payments made to us relating to trading activities of directors and director nominees who are members of our exchange as well as additional information gathered by our Office of the Corporate Secretary, the Governance Committee recommended and the Board determined that each of the following directors and director nominees is independent and has no material relationship with the Company:

•	Jeffrey R. Carter

•	Dennis H. Chookaszian

•	Martin J. Gepsman

•	Daniel R. Glickman

•	David G. Hill

•	Elizabeth Harrington

•	Bruce F. Johnson

•	Gary M. Katler

•	Robert O. Kabat, Sr.

•	Patrick B. Lynch

•	William P. Miller II

•	John D. Newhouse

•	James E. Oliff

•	Alex J. Pollock

•	William G. Salatich, Jr.

•	Terry L. Savage

•	Myron S. Scholes

•	William R. Shepard

•	Howard J. Siegel

•	David J. Wescott

In addition, based on its Categorical Independence Standards, the Governance Committee recommended and the Board determined that Mr. Duffy, our Executive Chairman, and Mr. Donohue, our Chief Executive Officer, should not be classified as independent due to their employment with the Company. The Board also determined that Messrs. Melamed and Sandner should not be classified as independent due to their consulting relationships with the Company described in the section entitled “Director Compensation—Contractual Relationships with Certain Directors.”

Executive Sessions

Our Corporate Governance Principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These executive sessions are chaired by a vice chairman who is an independent director or if there is no such vice chairman, another independent director chosen by the independent directors. The independent director chairing the executive session may, at his or her discretion, invite our Executive Chairman, other non-independent directors, including the Chief Executive Officer, or other members of management to participate in a portion of such executive sessions, as appropriate.

Annual Assessment of Board and Committee Performance

As provided in our Corporate Governance Principles, the Board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the Governance Committee through an annual Board self-evaluation survey. In addition, the Audit, Compensation, Governance, Market Regulation Oversight and Nominating Committees each conduct an annual self-assessment.

Information Regarding Our Process for Identifying Equity Director Nominees

Our Board seeks directors from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In selecting candidates, the Board endeavors to find individuals of high integrity who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders. Candidates are selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives. The Nominating Committee, comprised entirely of directors who are independent under NYSE and NASDAQ listing standards, reviews the qualifications and backgrounds of potential directors and recommends to the Board the slate of Equity Director nominees to be nominated for election at the Annual Meeting of Shareholders. In evaluating potential director nominees, the Nominating Committee will take into consideration, among other factors, whether the nominee:

•	has the highest professional and personal ethics and values;

•	is independent of management under our Categorical Independence Standards;

•	has the relevant expertise and experience required to offer advice and guidance to our Chief Executive Officer;

•	meets the industry diversity of interest composition requirements set forth in our bylaws;

•	has the ability to make independent analytical inquiries;

•	has sufficient time to carry out his or her duties and responsibilities;

•	is committed to enhancing shareholder value;

•	would be considered an audit committee financial expert or financially literate, as such terms are defined in applicable rules, regulations and listing standards; and

•	has an understanding of our business, products, market dynamics and customer base.

The Nominating Committee solicits candidates from its current directors and, if deemed appropriate, retains, for a fee, recruiting professionals to identify and evaluate candidates. The Nominating Committee also considers Equity Director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the Nominating Committee, in care of Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive,

Chicago, Illinois 60606. In considering a shareholder recommendation, the Nominating Committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our Nominating Committee’s charter is available on our Web site. As part of its process for reviewing and recommending the slate of Equity Directors to be elected at the 2007 Annual Meeting, the Nominating Committee did engage a search firm to identify potential candidates for Equity Director.

Contacting the Board of Directors

If you would like to contact the Company’s Board of Directors, including a committee of the Board or the independent directors as a group, you may send an e-mail to directors@cme.com. You may also communicate with the members of the Board by mail addressed to an individual member of the Board, the full Board, a particular committee or the independent directors as a group in care of the Office of the Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

All communications received will be compiled by the Office of the Secretary and submitted to the Governance Committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cme.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the Governance Committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of the exchange or transactions by a clearing firm or a member of the exchange (an “ordinary business matter”). Any director may review any such communication or response thereto.

Reporting Concerns to the Audit Committee

We also maintain a toll-free telephone number (877.338.4545) and secure Web site (www.ethicspoint.com) monitored by an independent, third party for receiving complaints regarding accounting, internal control over financial reporting or auditing matters. Concerns relating to our accounting, internal control over financial reporting or auditing matters are automatically referred to the Chairman of the Audit Committee and will be handled in accordance with the procedures adopted by the Audit Committee. A copy of these procedures is available on our Web site.

Attendance at Annual Meetings

We strongly encourage, but do not require, our directors to attend the Annual Meeting. Last year, 17 of our 20 current directors attended the Annual Meeting of Shareholders.

MEETINGS OF OUR BOARD AND BOARD COMMITTEES

Our Board held 13 meetings during 2006. The Board of Directors has eight Board committees: Audit, Board Steering, Compensation, Executive, Governance, Market Regulation Oversight, Marketing and Public Relations Advisory and Nominating. In addition to meetings of the full Board, directors also attended meetings of Board committees on which they serve. Each director attended at least 75% of the Board meetings and meetings of the Board committees of which he or she was a member during 2006. Set forth below is a brief summary of each Board committee, its members and the number of meetings it held during 2006. Each Committee, except for the Executive Committee, has a written charter that sets forth its responsibilities in more detail. Copies of these charters are available on our Web site.

Name of Committee and Members		Committee Functions	Number of Meetings During 2006

Audit
Dennis H. Chookaszian, Chairman Patrick B. Lynch	William P. Miller II Terry L. Savage	• Appoints our independent registered public accounting firm.	13

		• Reviews the quarterly and annual financial statements and audit results and reports, including management comments and recommendations.

		• Reviews the results and scope of audits and other services provided by our independent registered public accounting firm.

		• Reviews accounting and internal control procedures and policies.

		• Reviews risk exposure of actual and threatened litigation.

		• Reviews significant accounting policies, estimates, audit adjustments and other matters as required.

		• Reviews the audit efforts of our independent registered public accounting firm and Internal Audit Department.

		• Reviews and approves any audit and non-audit services to be provided by our independent registered public accounting firm in accordance with our Audit and Non-Audit Services Policy.

		• Reviews complaints regarding accounting, internal controls or auditing matters.

Audit Committee Financial Experts

The Board has determined that Messrs. Chookaszian and Miller qualify as audit committee financial experts in accordance with the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and are independent in accordance with the requirements of the SEC, the NYSE and the NASDAQ. The Board’s conclusion that Mr. Chookaszian has each of the attributes of an audit committee financial expert is based on Mr. Chookaszian’s service as Chief Financial Officer of CNA, through his supervision of the Chief Financial Officer when he was Chief Executive Officer of CNA, and through his service as a public accountant. Mr. Chookaszian has been a member of our Audit Committee since May 2004 and currently serves as chairman of the Financial Accounting Standards Advisory Council. The Board’s conclusion that Mr. Miller has each of the attributes of an audit committee financial expert is primarily based upon Mr. Miller’s extensive background and experience in preparing and analyzing financial statements. Mr. Miller has been responsible for preparing and modeling financial statements in accordance with generally accepted accounting principles, which required him to develop and assess financial estimates, accruals and reserves. Mr. Miller was also responsible for the establishment, staffing and management of the internal audit function at Commonfund Group. Mr. Miller served on the audit committee of the New York Futures Exchange, a division of the NYSE, for approximately six years and has been a member of our Audit Committee since April 2003.

Name of Committee and Members		Key Committee Functions	Number of Meetings During 2006

Board Steering
Leo Melamed, Chairman William R. Shepard, Vice Chairman Craig S. Donohue Terrence A. Duffy Martin J. Gepsman	Patrick B. Lynch James E. Oliff John F. Sandner Howard J. Siegel	• Reviews management recommendations regarding strategic, business, legislative and regulatory policy determinations. • Reviews and makes recommendations to the Board regarding goals and priorities for our Management Team.	16

Compensation
Alex J. Pollock, Chairman Martin J. Gepsman Daniel R. Glickman	Elizabeth Harrington William R. Shepard	• Reviews and approves the compensation for the Executive Chairman, the Chief Executive Officer and the President and Chief Operating Officer. • Determines employee compensation policy, oversees the design and administration of our incentive compensation and employee benefit plans and monitors performance against previously established objectives. • Recommends compensation arrangements for members of the Board.	11

Name of Committee and Members		Key Committee Functions	Number of Meetings During 2006

Executive
Terrence A. Duffy, Chairman Craig S. Donohue Martin J. Gepsman Daniel R. Glickman Gary M. Katler	Patrick B. Lynch Leo Melamed James E. Oliff John F. Sandner William R. Shepard	• Exercises the authority of the Board when the Board is not in session, except in cases where action of the entire Board is required by our charter, bylaws or applicable law.	3

Governance
Daniel R. Glickman, Chairman Dennis H. Chookaszian James E. Oliff	Alex J. Pollock Myron S. Scholes	• Develops and recommends to the Board corporate governance principles. • Oversees policies, practices and procedures in the area of corporate governance.	6

Market Regulation Oversight
William P. Miller II, Chairman Alex J. Pollock	Terry L. Savage Myron S. Scholes	• Provides independent oversight of the policies and programs of our Market Regulation Department to ensure effective administration of the exchange’s self-regulatory responsibilities.	4

Marketing and Public Relations Advisory
William G. Salatich, Jr., Chairman Craig S. Donohue Elizabeth Harrington	Gary M. Katler John F. Sandner Terry L. Savage	• Reviews and provides advice regarding marketing, branding, advertising and corporate communications policies and programs.	4
Nominating
Alex J. Pollock, Chairman Martin J. Gepsman Daniel R. Glickman	James E. Oliff William R. Shepard Howard J. Siegel	• Reviews qualifications of potential candidates for Equity Director. • Recommends to the Board the Equity Director nominees for election by the shareholders or appointment by the Board, as the case may be.	5

EXECUTIVE OFFICERS

The following table sets forth information with respect to our executive officers. Each of the executive officers holds the same position with respect to the operations of both CME and CME Holdings.

Name and Age	Position	Background
Craig S. Donohue, 45	Chief Executive Officer	Mr. Donohue has served as a director of CME Holdings’ and CME’s boards since January 2004. Mr. Donohue has served as Chief Executive Officer, Office of the CEO since January 2004. Mr. Donohue served as Managing Director and Chief Administrative Officer, Office of the CEO, from April 2001 to December 2003. From March 2000 to April 2001, Mr. Donohue served as Managing Director, Business Development and Corporate/Legal Affairs. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997. Mr. Donohue serves as a member of the Commodity Futures Trading Commission’s Global Market Advisory Committee. He also serves as chairman of the board of the National Council on Economic Education and as a member of the boards of directors of the Executives Club of Chicago and the Chicagoland Chamber of Commerce.

Terrence A. Duffy, 48	Executive Chairman	Mr. Duffy has served as Chairman of the Board of CME and CME Holdings since April 2002 and has served as the Executive Chairman since October of 2006. He was Vice Chairman of the Board of CME Holdings from its formation on August 2, 2001 and of the Board of CME from 1998 to April 2002. Mr. Duffy has been a member of CME’s board since 1995 and has been a member of our exchange for more than 25 years. Mr. Duffy has served as President of T.D.A. Trading, Inc. since 1981. Mr. Duffy has also been appointed by President Bush to the Federal Retirement Thrift Investment Board, which appointment was confirmed by the U.S. Senate.

Phupinder S. Gill, 46	President and Chief Operating Officer	Mr. Gill has served as President and Chief Operating Officer since January 2004. Mr. Gill served as Managing Director and President of CME’s Clearing House Division and GFX Corporation from March 2000. Mr. Gill served as President of CME’s Clearing House Division from July 1998 to March 2000, Senior Vice President of the Clearing House Division from May 1997 to July 1998 and Vice President from May 1994 to May 1997. Mr. Gill has held numerous other positions with us since 1988.

Mazen A. Chadid, 47	Managing Director, Operations	Mr. Chadid has served as Managing Director, Operations since May 2004. He previously served as Managing Director, Trading Operations from March

Name and Age	Position	Background
2000 to May 2004 and Senior Vice President of Trading Operations from May 1998 to March 2000 and Vice President of Trading Floor Operations from December 1995 to May 1998. Mr. Chadid, who joined us in 1985, oversees the trading floor operations, the CME Globex Control Center, facilities administration, security and telecommunications functions.

Kathleen M. Cronin, 43	Managing Director, General Counsel and Corporate Secretary	Ms. Cronin has served as Managing Director, General Counsel and Corporate Secretary since August 2003. She previously served as our Director, Corporate Secretary and Acting General Counsel from November 2002 to August 2003. Prior to joining us, Ms. Cronin was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from April 1997 to November 2002 and served as Chief Counsel, Corporate Finance, for Sara Lee Corporation from August 1995 to March 1997.

John P. Davidson III, 51	Managing Director, Chief Corporate Development Officer	Mr. Davidson has served as Managing Director and Chief Corporate Development Officer since February 2006. He previously held a variety of leadership roles with Morgan Stanley & Co., Incorporated since December 1993, most recently as Managing Director and Operations Officer for the firm’s Global Operations and Services Division, a position he assumed in April 2005. Previously, Mr. Davidson served in a variety of leadership roles at CME after originally joining the Company in August 1983, both in trading operations and in the CME Clearing House. Prior to 1983, he held derivatives management roles at Merrill Lynch Futures, Inc.

Eileen Beth Keeve, 53	Managing Director, Organizational Development	Ms. Keeve has served as Managing Director, Organizational Development since November 2002. She previously served as our Director, Human Resources from March 2000 to November 2002 and as our Vice President of Human Resources from July 1994 to March 2000. Ms. Keeve joined us after having served as the Director of Compensation and Benefits of Inland Steel Industries for seven years, as well as in leadership roles within Midas International and Continental Bank.

James R. Krause, 58	Managing Director and Chief Information Officer	Mr. Krause has served as Managing Director and Chief Information Officer since May 2004. Previously, Mr. Krause served as Managing Director, Operations and Enterprise Computing of CME Holdings since its formation on August 2, 2001 and of CME since April 2001 and as Managing Director, Enterprise Computing from March 2000 to April 2001. Prior to that, he served as Senior Vice President, Enterprise Computing from January 1999 to March 2000, Senior Vice President, Systems Development from May 1998 to January 1999

Name and Age	Position	Background
and Vice President, Systems Development from August 1990 to May 1998.

James E. Parisi, 42	Managing Director and Chief Financial Officer	Mr. Parisi has served as Managing Director and Chief Financial Officer since November 2004. He previously served as Managing Director and Treasurer from February 2004 to November 2004, as Director and Treasurer from June 2000 to February 2004, as Director, Planning and Finance from March 2000 to June 2000, and as Vice President, Planning & Finance from November 1998 to March 2000. He joined us in 1988.

Richard H. Redding, 45	Managing Director, Products & Services	Mr. Redding has served as Managing Director, Products & Services since March 2004. He held this position on an interim basis since January 2004 and, prior to that appointment, served as head of our equity product line for ten years. Mr. Redding joined us in 1988 and, since that time, has held positions of increasing responsibility in our market surveillance and product research and marketing functions. Before joining us, he held financial analyst positions at U.S. Medical Equipment from 1983 to 1985 and First Republic Bank from 1986 to 1988, both in Houston, Texas.

Kimberly S. Taylor, 45	Managing Director and President, CME Clearing House Division	Ms. Taylor has served as Managing Director and President, CME Clearing House Division since January 2004. Before that, Ms. Taylor was Managing Director, Risk Management in the Clearing House Division, from October 1998 to December 2003. Ms. Taylor has held a variety of positions in the Clearing House, including Vice President from January 1996 to January 1998 and Senior Director from July 1994 to December 1996. Ms. Taylor joined us in 1989.

Nancy W. Goble, 53	Managing Director and Chief Accounting Officer	Ms. Goble has served as Managing Director and Chief Accounting Officer since February 2002. She previously served as Director and Controller of CME Holdings from its formation on August 2, 2001 to February 2002, Director and Controller of CME from July 2000 to February 2002 and as Associate Director and Assistant Controller of CME from October 1997 to July 2000. Prior to that, she served as Senior Vice President and Chief Financial Officer with Richard Ellis Inc., a commercial real estate firm, from 1993 until 1997. Ms. Goble is a registered certified public accountant.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion and analysis describes the material elements of compensation of our Chief Executive Officer, our Chief Financial Officer and each of the next three most highly compensated executive officers for the year ended December 31, 2006, collectively referred to as our “Named Executive Officers.” It also provides information on our compensation philosophy, our compensation policies and programs designed to achieve our compensation objectives and the compensation for the members of our Board of Directors.

Compensation Objectives and Philosophy

The overall goal of our compensation programs is to attract and retain the talented executives and employees needed to achieve our business objectives at an appropriate cost to our shareholders, as well as ensure an appropriate relationship exists between pay, our financial performance and the creation of long-term shareholder value. Our compensation program has four principal components:

Base pay:	designed to compensate employees competitively with the market;

Bonus:	designed to reward short-term performance, particularly the achievement of annual performance objectives;

Equity:	designed to encourage creation of long-term shareholder value and reward long-term performance; and

Benefits:	designed to provide competitive benefits.

To ensure that our programs are reasonable and competitive, we target our compensation and benefit opportunities at the 50th percentile. For more information on our benchmarking practices, see the section below entitled “Benchmarking.” Compensation or amounts realized by executives from prior compensation, such as gains from previous equity awards, generally are not taken into account in setting other elements of compensation, such as base pay and bonus.

Our compensation philosophy specifically does not permit:

•	repricing stock options;

•	backdating stock options;

•	granting personal loans to executives and board members; and

•	gifting stock options or redirecting stock options to other parties (except employees may transfer vested options to an ex-spouse pursuant to a domestic relations order).

Description of Each Element of Compensation

Base Pay

We target base pay at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Generally, we annually review the range of our base salaries based upon similar job duties and levels of responsibility to determine if such salaries fall within a competitive range. Individual salaries set within these ranges are based upon an evaluation of individual factors, such as past and current performance; experience in the position; potential with the Company; level and scope of responsibility; and “internal equity” —how a position compares in scope and responsibility to other positions within the Company.

The Compensation Committee annually evaluates base salaries for the Management Team, including the salaries of the Named Executive Officers. However, the Committee typically adjusts salaries for these individuals less frequently. For 2007, the Committee approved base salary increases for the Chief Financial Officer from $275,000 in 2006 to $325,000 in 2007 and for three other members of the Management Team, which increases did not exceed 10%. No other base pay adjustments were made for members of the Management Team.

The base salary earned by each of our Named Executive Officers in 2006 is set forth in the Summary Compensation Table on page 31.

Bonus

Our Annual Incentive Plan is tied to our pre-established objective performance metric for the Company of annual cash earnings and the achievement of an employee’s individual goals.

We believe compensating our employees based on the Company’s overall achievement of cash earnings supports our philosophy of pay-for-performance and the achievement of long-term shareholder value creation. Our Board utilizes this metric (as well as others) in evaluating the Company’s performance; and under our current policy, dividends to our shareholders are based on the prior year’s cash earnings.

Cash earnings for 2006 was defined as:

net income

plus depreciation

plus cost of after-tax stock-based compensation

minus capital expenditures

= cash earnings

Our annual cash earnings target is established by the Board of Directors as part of our annual budgeting process and is then approved by the Compensation Committee as the performance metric for our Annual Incentive Plan. Cash earnings targets under the Annual Incentive Plan have been set in an amount that represents a significant increase over the prior year’s actual cash earnings. The attainment of payment for performance at target or above will require significant effort on the part of our executives. For 2006, the cash earnings target represented an increase of 20% over our actual cash earnings in 2005 of $291.8. In 2006, actual cash earnings was $402.8 million, which exceeded the target cash earnings of $349.6 million by 15% and the previous year’s actual cash earnings by approximately 38%.

Beginning in 2007, cash earnings, for purposes of calculating the amount to be paid under the Annual Incentive Plan, will be defined to exclude after-tax investment income on our investment portfolio but will continue to include investment income derived from the operation of our clearing house. In the event our proposed merger with CBOT Holdings, Inc. closes as planned in mid-2007, we intend to incorporate an additional performance metric relating to the achievement of certain pre-established synergy savings attributable to the merger. This synergy performance metric would apply to all employees with the title of Managing Director and above, including the Named Executive Officers. Satisfaction of the synergy performance metric will not result in increased bonuses, but to the extent pre-established synergy targets are not met, bonuses will be decreased.

The Compensation Committee has discretion to make adjustments to the annual cash earnings performance target to reflect positive or negative effects of external events outside the control of our senior management, such as litigation or regulatory changes in accounting or taxation standards. Such adjustments may also reflect positive or negative effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the metric was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. Using this discretion, the Committee approved a decrease in our cash earnings target for 2003 to reflect increased expenses net of the revenue realized and capital purchases incurred in connection with our agreement to provide clearing services to the Chicago Board of Trade. Other than this event in 2003, the Compensation Committee has not utilized its discretion to modify our pre-established annual cash earnings performance target.

To further align bonus compensation with Company performance, minimum and maximum payouts under the Annual Incentive Plan are established. In the event the Company’s actual cash earnings falls below 80% of the established cash earnings target (shown as Below Threshold in the table below), no bonuses will be paid; however, our non-exempt employees may receive bonuses under our discretionary bonus program. In the event our actual cash earnings equals or exceeds 120% of our established cash earnings target, bonuses may be paid out at the maximum level (shown as Maximum in the table below).

Bonus opportunities are expressed as a percent of base earnings for our officers, including our Named Executive Officers. These formulas were recommended by management and approved by the Compensation Committee based upon advice from Towers Perrin, our compensation consultant. In their approval process, the Committee considered competitive market data for bonuses for comparable positions with comparable scope and responsibilities.

Bonus Guidelines as Percent of Base Earnings

	Below Threshold	Threshold	Target	Maximum
Executive Chairman	0%	37.5%	75%	150%
Chief Executive Officer	0%	37.5%	100%	150%
Other Management Team Members	0%	37.5%	75%	150%
Managing Directors	0%	20%	40%	80	%(1)
Directors	0%	15%	30%	45	%(1)

(1)	Employees below the level of the Management Team with outstanding performance evaluations may be awarded bonuses in excess of the maximum guidelines when actual cash earnings significantly exceeds the pre-established target. Named Executive Officers, other members of the Management Team and the Executive Chairman are not permitted to receive bonuses in excess of the above-stated maximum guidelines.

In determining an individual’s bonus, Company performance (the cash earnings target) and individual performance are weighted differently depending upon the individual’s position. We adopted this distinction because we believe that employees at higher levels in the organization can directly affect, and should be more accountable for, the Company’s financial performance; thus, we calculate a greater percentage of our officers’ bonuses based on Company performance. In addition, we incorporate a teamwork component in the determination of bonus awards to encourage our employees to work together as teams to collaboratively achieve our business objectives.

The Committee approved the bonuses for the Named Executive Officers and for the other members of the Management Team for 2006 based on the Company’s achievement of cash earnings and their individual performance within the established bonus guidelines described above. Each Named Executive Officer met and exceeded his or her performance goals for 2006. The bonus awarded to each Named Executive Officer for 2006 is set forth in the Summary Compensation Table under the heading Non-Equity Incentive Plan Compensation on page 31.

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our program is designed to reward and encourage the success and contributions of our employees, which leads to value creation for the Company and our shareholders. Under our Equity Program, all officers are eligible for annual stock option grants. All non-officers are eligible for one-time grants based on length of service and annual discretionary grants based on individual performance.

Grants are subject to a five-year vesting schedule with 20% vesting upon each one-year anniversary of the grant. With the exception of non-officer one-time tenure-based grants, all awards are granted based upon percentages of base salary. Beginning in 2007, our one-time tenure based grants will be based on percentages of base salary.

Our target distribution of annual equity value among eligible employees is approximately 65% to officers and 35% to non-officers. We believe that all employees contribute to the success of our Company. We feel that this distribution gives us both the appropriate balance and the flexibility to reward all employees for their achievements. The Compensation Committee reviews this distribution periodically, most recently in 2006.

The following table shows the potential equity opportunity as a percentage of base salary for our officers:

Officer Level	Fair Value of Target Equity Opportunity
Executive Chairman	1.75 x base salary
Chief Executive Officer	3.00 x base salary
President and Chief Operating Officer	1.75 x base salary
Other Management Team Members	1.25 x base salary
Managing Directors	.75 x base salary
Directors	.5 x base salary

Working with Towers Perrin, these award opportunities were established by reviewing competitive equity data for comparable positions with comparable scope and responsibilities. Specifically, we reviewed the data provided in Towers Perrin’s proprietary executive compensation database and competitive data for 133 financial services companies. Each officer’s equity opportunity may be increased or decreased in a range of 15% above or below target based on their individual performance. We believe this feature of the program allows managers to distinguish performance among our officers and further evidences our philosophy that pay should be tied to performance. Changes to the equity opportunities for members of the Management Team must be approved by the Compensation Committee. We generally do not consider an executive’s stock holdings or previous equity awards in determining the amount of equity awards to be granted.

For the Executive Chairman and our Management Team, we employ a mix of restricted stock and stock options. These two equity vehicles are used together to achieve the following:

•	to give senior management an immediate link to the creation of shareholder value with grants of restricted stock; and

•	to provide incentive to create additional long-term shareholder value with grants of stock options.

The target equity mix for the Chief Executive Officer is 85% stock options and 15% restricted stock and the target equity mix for the Executive Chairman and the other Management Team members is 75% options and 25% restricted stock. For all other officers and employees, stock options are the only equity awards granted by the Company.

Pursuant to our equity grant policy approved by the Compensation Committee, options were granted with a strike price equal to the closing price of the prior business day for each grant date. Our annual equity grants are made on June 15, or the closest business day thereto. In addition, employees who are either promoted to an officer position or hired at the officer level receive pro rated grants based on the effective date of the promotion or hiring, as applicable. These grants are made quarterly on March 15, September 15 or December 15, or the closest business day thereto, as applicable. We do not time equity awards grants in coordination with the release of information. Beginning with our next scheduled quarterly equity grant on March 15, we will use the closing price on the date of grant as the exercise price for option awards.

We also provide our employees with the ability to purchase shares of our common stock through payroll deductions at a price per share which is equal to 90% of the closing price on the date of purchase in accordance with the terms of our Employee Stock Purchase Plan. The plan provides for two offering periods each year. Members of the Management Team are not eligible for participation in the Employee Stock Purchase Plan.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance as of December 31, 2006 under our equity compensation plans.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders(1)	810,039	$187.64	962,765
Equity compensation plans not approved by security holders(1)	100,134	22.00	—

Total	910,173	$169.41	962,765

(1)	The Company currently has the following equity compensation plans: the Amended and Restated Omnibus Stock Plan, the Employee Stock Purchase Plan and the 2005 Director Stock Purchase Plan. Prior to our holding company reorganization, CME issued options under the Chicago Mercantile Exchange Omnibus Stock Plan, which was not approved by CME shareholders. In connection with our reorganization, CME, as the sole stockholder of CME Holdings, approved the assumption by CME Holdings of the Chicago Mercantile Exchange Omnibus Stock Plan. After the reorganization, the plan was amended and restated as the CME Holdings Amended and Restated Omnibus Stock Plan. Options issued prior to the sole shareholder approval are listed in the table above as being made under an equity compensation plan not approved by security holders, and options issued after such time are listed above as being made under an equity compensation plan approved by security holders. The Employee Stock Purchase Plan and the 2005 Director Stock Plan were approved by shareholders at our 2005 annual meeting of shareholders.

Benefits

All eligible employees, including Named Executive Officers, participate in our benefit programs. We provide health and welfare benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay. In addition employees are eligible to participate in two qualified retirement plans: the 401(k) Savings Plan and the Cash Balance Pension Plan.

In addition to the qualified retirement plans, employees whose pay exceeds the salary limits imposed by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions to employees whose benefits are limited under the qualified plans by these salary limits. For more information on our deferred compensation plans, see the section below entitled “Non-Qualified Deferred Compensation Plans.”

In 2006, we worked with Towers Perrin to assess the competitiveness of our retirement program. We compared our retirement benefits against the 10 publicly-traded financial institutions and exchanges described below in the section entitled “Benchmarking” and competitive published survey data from Towers Perrin’s proprietary database on 59 companies comprised of 28 financial services companies and 31 technology companies. As a result of this assessment, the Compensation Committee approved the following changes to bring the retirement program in line with the 50th percentile:

•

Beginning with the 2006 plan year, we discontinued future contributions to the Supplemental Executive Retirement Plan (the “SERP”). We previously made annual contributions of 3% of base salary plus annual bonus to the non-qualified plan for employees with the title of Managing Director and above.

•

Beginning with the 2006 plan year, we discontinued discretionary contributions under our defined contribution 401(k) Savings Plan. Previously, discretionary annual contributions were made to all employees of 2% base salary.

•

Effective January 1, 2007, we changed the vesting schedule under the qualified Cash Balance Pension Plan from five-year cliff vesting to three-year cliff vesting. This change was made in anticipation of early compliance with the 2006 Pension Protection Act.

Qualified and non-qualified retirement benefits provided to the Named Executive Officers are set forth in the Pension Benefits Table and the Non-Qualified Deferred Compensation Table on pages 36 and 37.

Benchmarking

We target total compensation opportunities at the 50th percentile of peer companies. To ensure that our compensation programs are properly benchmarked, we review a number of sources of competitive compensation data and use several peer groups against which we benchmark compensation. We analyze compensation relative to market median levels, making adjustments for market conditions and special considerations as appropriate. When reviewing competitive published survey compensation data from Towers Perrin, we most recently looked at a group of 173 companies in their proprietary database consisting of 150 financial services companies and 23 technology companies. When reviewing competitive published survey compensation data from Hewitt Associates, we most recently looked at a group of 144 companies in their proprietary database consisting of 112 financial services companies, 11 technology companies and 21 transaction processing companies.

In addition, we reviewed publicly available information from the following financial institutions and exchanges:

CBOT Holdings, Inc.

E*Trade Financial Corporation

eSpeed, Inc.

IntercontinentalExchange Holdings Inc.

International Securities Exchange, Inc.

Investment Technology Group, Inc.

Knight Capital Group, Inc.

MarketAxess Holdings Inc.

The Nasdaq Stock Market, Inc.

NYMEX Holdings, Inc.

Role of Executive Officers in Compensation Decisions

The Compensation Committee approves base pay adjustments and annual bonus awards for each member of the Management Team based on individual performance reviews. The Chief Executive Officer and President and Chief Operating Officer discuss the performance reviews and make recommendations to the Committee on base pay and bonus awards for those members of the Management Team that report to them. Base pay and bonus decisions for all other officers are made by the Chief Executive Officer and other Management Team members in accordance with the overall salary guidelines approved by the Committee. The Committee approves all equity grants made to the members of the Management Team and delegates authority to the Chief Executive Officer to approve equity awards to other officers in accordance with the terms of the Equity Program. The Committee receives a report on all bonus and annual equity awards made to Company officers in accordance with the overall guidelines approved by the Committee. The Committee works with the Chief Executive Officer and other senior management to determine pay for CME officers, to design incentive plans and to set overall compensation and benefits policies.

Chief Executive Officer and Named Executive Officer Performance Review

The Board of Directors reviews the performance of the Chief Executive Officer each year against previously approved quantitative and qualitative performance goals. Based on the Board’s assessment, the Compensation Committee determines his bonus for the year. At its December meeting, the Board reviewed the Chief Executive Officer’s performance for the year, noting the record financial performance of the Company, the successful completion of a number of the Company’s initiatives, including the formation of FXMarketSpace Limited (our joint venture with Reuters), the acquisition of Swapstream and our agreement to merge with CBOT Holdings, Inc. Based on this assessment and the Company’s achievement of cash earnings above the pre-established target, the Compensation Committee approved a bonus of $1,168,257 for 2006 for the Chief Executive Officer, which represented 137% of his annual base salary.

Effective October 2006, our Chairman of the Board serves as the Executive Chairman. Based on Mr. Duffy’s performance evaluation, the Compensation Committee will recommend his annual bonus to the independent directors for their approval. In accordance with our policy, since the Executive Chairman’s employment began after September 30, he was not entitled to a bonus under our Annual Incentive Plan for 2006.

The Chief Executive Officer reviews the annual performance of the Chief Operating Officer. The Chief Executive Officer and the President and Chief Operating Officer review the annual performance of the other members of the Management Team, including those that are Named Executive Officers, against a set of pre-established objectives.

Target Equity Ownership and Stock Ownership Guidelines

Effective November 2006, the Executive Chairman and members of the Management Team are subject to stock ownership guidelines as follows:

•	The Chief Executive Officer: a multiple of five times base pay;

•	The Executive Chairman and the President and Chief Operating Officer: a multiple of four times their respective base pay; and

•	The other members of the Management Team: a multiple of three times their respective base pay.

Each individual has five years from the policy implementation date (November 1, 2006) or the date of hire, whichever is later, to achieve their ownership guideline.

In addition, non-executive members of the Board of Directors are required to hold at least $100,000 in value of our stock. Each member has three years from the policy implementation date (November 1, 2006) or election to the Board, whichever is later, to achieve this stock ownership guideline. Additionally, directors must retain a minimum of 50% of their annual equity stipend as long as they continue serving on the Board.

The Compensation Committee monitors compliance with these ownership guidelines on an annual basis.

Hedging and Speculative Stock Transactions

We prohibit our employees and members of the Board from engaging in hedging transactions relative to their ownership of our stock. We believe this policy serves to further align the interests of our employees and Board members with those of the Company and our shareholders and ensures that such individuals share in the risks and rewards of the ownership of our stock.

Other Benefits and Perquisites

We provide perquisites and other personal benefits to our executive officers and Board members that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to certain of our executive officers, including Messrs. Duffy, Donohue and Gill, and certain members of the Board of Directors. Additionally, all of our officers are entitled to a Company-paid membership at the CME club and an annual executive physical. The aggregate value of all perquisites received by each Named Executive Officer in 2006 did not exceed $10,000.

Compensation Committee and Board Review of Total Compensation

The Compensation Committee and the Board annually review aggregate compensation for the Chief Executive Officer and all other members of the Management Team. The components of aggregate compensation reviewed include, but are not limited to, base pay, annual bonus, long-term equity compensation, including the in-the-money value of all equity grants and monetized gains, and the value of all retirement contributions both qualified and non-qualified benefits.

Employment Contracts and Retention Agreements

Our philosophy is to enter into employment agreements with only a very limited number of executive officers if warranted based on the particular facts and circumstances. Our employment agreements typically are for a period of three to five years and do not provide for cash severance payments in excess of two times annual base salary. A description of the employment agreements we have with our Named Executive Officers is set forth below in the section entitled “Potential Payments Upon Termination or Change-in-Control—Employment Agreements with Named Executive Officers” beginning on page 37. We also have an employment agreement with Mr. Krause, our Chief Information Officer, and we have employment contracts with certain senior managers that we entered into in connection with our acquisition of Swapstream in 2006.

Severance Benefits

A description of our severance policies and practices and the estimated amounts that would be payable to our Named Executive Officers under certain circumstances are set forth below under the section entitled “Potential Payments Upon Termination or Change-in-Control” beginning on page 37.

Board of Directors Compensation

Similar to our philosophy on management pay, we target the 50th percentile of the competitive market for compensation of the Board of Directors. The primary components of the board member compensation package consist of an annual equity stipend, an annual cash stipend, committee and board meeting fees, and committee chairperson retainers for five board-level committees (Audit, Compensation, Governance, Market Regulation and Nominating). Non-executive Board members are eligible to participate in our Director Deferred Compensation Plan.

The compensation of our Board members is set forth in the table entitled “Director Summary Compensation Table” on page 43.

Compensation Committee Responsibilities

The Compensation Committee comprises five independent directors. The primary responsibilities of the Compensation Committee are to review and approve compensation arrangements for senior management, review and recommend compensation arrangements for the Board of Directors, to adopt compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the Committee’s responsibilities may be found in its charter, a copy of which is on our Web site. There were 11 meetings of the Committee in 2006. The Committee typically meets in executive session without management present for a portion of each meeting.

Use of Outside Consultants

The Committee retains Towers Perrin, an outside compensation and benefits consulting firm, from time to time to respond directly to the Committee and its inquiries regarding management pay, compensation design and other related matters. The Committee may ask that management participate in these engagements. Use of a particular consulting firm by the Committee does not preclude management from hiring the same consulting firm. Management has hired Towers Perrin as the actuary for the Cash Balance Pension Plan, in addition to hiring the firm for various consulting projects from time to time.

Tax and Accounting Implications

Limit on Tax-Deductible Compensation. Section 162(m) of the Internal Revenue Code (the “Code”) imposes a $1 million limit on the deduction that we may claim in any tax year with respect to compensation paid to any of the Named Executive Officers. However, the Internal Revenue Service (“IRS”) allows for certain types of performance-based exemptions to this $1 million limit, provided that the compensation plan meets certain IRS requirements. Compensation payable solely on account of attainment of one or more performance goals is not subject to the deduction limit if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Non-Qualified Deferred Compensation. The Company claims tax deductions on Company contributions made on behalf of plan participants, including Named Executive Officers, under our non-qualified plans at the time of benefit payment.

Accounting for Stock-Based Compensation. Since 2002, the Company has accounted for stock-based compensation, including all awards pursuant to our Equity Program, under the fair value method as provided in Statement of Financial Accounting Standard (“SFAS”) No. 123, “Accounting for Stock-Based Compensation.” At the time this standard was adopted, we elected the retroactive restatement method and utilized the fair value approach back to 2000, when the first stock-based awards were granted. Effective January 1, 2006, the Company adopted SFAS 123(R), “Share-Based Payment,” which requires us to estimate expected forfeitures of stock grants instead of the previous practice of accounting for forfeitures as they occurred.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the year ended December 31, 2006 by our Named Executive Officers. In 2006, “Salary” accounted for approximately 27% of the total compensation of the Named Executive Officers and non-equity incentive compensation accounted for approximately 36% of total compensation.

Name and Principal Position	Year	Salary		Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)		Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Craig S. Donohue Chief Executive Officer	2006	$850,000	(5)	$308,797	$1,045,514	$1,168,257		$11,437	$138,141	$3,522,146

James E. Parisi Managing Director and Chief Financial Officer	2006	275,000		64,808	206,826	386,375		8,574	36,336	977,919

Phupinder S. Gill President and Chief Operating Officer	2006	600,000		243,467	624,649	791,160		12,017	103,311	2,374,604

John P. Davidson III Managing Director and Chief Corporate Development Officer	2006	508,654	(6)	77,929	198,953	635,817	(6)	14,342	122,129	1,557,824

Kimberly S. Taylor Managing Director and President Clearing House	2006	310,000		86,481	231,877	418,500		11,585	48,917	1,107,360

(1)	The amounts reflected in the Stock Awards and Option Awards columns reflect the amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123(R) for awards granted pursuant to our Omnibus Stock Plan and reflect the expense for awards granted in 2003 through 2006. Assumptions used in the calculation of these amounts are included in the Stock-Based Payments accompanying notes to the Company’s audited financial statements for the year ended December 31, 2006 (note 15) and 2005 (note 16) included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Shares of restricted stock are eligible for the payment of dividends. In 2006, the amount of dividends on restricted stock for the Named Executive Officers was as follows: Mr. Donohue, $13,583; Mr. Parisi $1,386; Mr. Gill $10,868; Mr. Davidson $914; and Ms. Taylor $3,503.
(2)	The amounts included in the Non-Equity Incentive Plan Compensation column reflect cash awards to the Named Executive Officers under the Annual Incentive Plan, which is further discussed on page 23 under the heading “Bonus.”
(3)	The amounts reflected in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column reflect only the change in the pension value during 2006. In calculating the change in the present value of the accumulated pension benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5.50% as of December 31, 2005 and 5.80% as of December 31, 2006; RP-2000 mortality table; and projected future investment crediting rate assumption of 4% as of December 31, 2005 and December 31, 2006. Under our non-qualified deferred compensation plans, participants may invest in one or more investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section below entitled “Non-Qualified Deferred Compensation Plans.”

(4)	Amounts included in the All Other Compensation column are as follows:

	401(k) Contribution	Supplemental Plan(7)	Other(8)	Total
Craig S. Donohue	$6,600	$129,317	$2,224	$138,141
James E. Parisi	6,600	28,993	743	36,336
Phupinder S. Gill	6,600	95,091	1,620	103,311
John P. Davidson III	—	29,319	92,810	122,129
Kimberly S. Taylor	6,600	41,480	837	48,917

(5)	We entered into a new employment agreement with Mr. Donohue in April 2006. Under the agreement, Mr. Donohue’s annual base salary was increased to $850,000 retroactive to January 1, 2006.
(6)	Mr. Davidson joined the Company in February 2006 with an annual base salary of $575,000. Per his employment agreement, Mr. Davidson was entitled to a minimum bonus of $431,250 for 2006. Under the agreement, Mr. Davidson is also entitled to a retention bonus of $900,000, payable in two installments in February 2007 and February 2008.
(7)	The items included under the Supplemental Plan column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are Company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Code and thus must be excluded from consideration in qualified retirement plans.
(8)	The items included in the Other column are relocation assistance payments/reimbursements and life insurance premiums paid by the Company for the benefit of the Named Executive Officer. The Company provided $91,387 of relocation assistance payments to or on behalf of Mr. Davidson in 2006.

GRANTS OF PLAN-BASED AWARDS

The following table shows the equity awards made to our Named Executive Officers in 2006 under our Omnibus Stock Plan and the estimated future bonus payments under our Annual Incentive Plan for the year ended December 31, 2007. For additional information on our equity and bonus programs, see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards(2)	Closing Price on Grant Date(2)	Grant Date Fair Value of Stock and Option Awards
			Threshold	Target	Maximum
Craig S. Donohue	N/A	N/A	$318,750	$850,000	$1,275,000
	6/15/2006	6/6/2006(2)				870	11,025	$440.65	$448.50	$2,550,440

James E. Parisi	N/A	N/A	121,875	243,750	487,500
	6/15/2006	6/6/2006(2)				220	1,495	440.65	448.50	390,800

Phupinder S. Gill	N/A	N/A	225,000	450,000	900,000
	6/15/2006	6/6/2006(2)				595	4,005	440.65	448.50	1,049,410

John P. Davidson III	N/A	N/A	215,625	431,250	862,500
	3/15/2006	1/3/2006(3)				200	900	430.47	432.51	249,759
	6/15/2006	6/6/2006(2)				425	2,850	440.65	448.50	747,472

Kimberly S. Taylor	N/A	N/A	121,875	243,750	487,500
	6/15/2006	6/6/2006(2)				220	1,480	440.65	448.50	387,852

(1)	The amounts shown in the Threshold column reflect the target payment level when threshold cash earnings is achieved under our Annual Incentive Plan which is 37.5% of the Named Executive Officers annual base earnings. The amounts shown in the Target column reflect the target payment level when target cash earnings is achieved under the plan which is 100% of annual base salary for Mr. Donohue and 75% of annual base earnings for all other Named Executive Officers. The amounts shown in the Maximum column reflect the maximum payment level under the plan of 150% of annual base earnings. In the event that our actual cash earnings in 2007 falls below the threshold requirement under the Annual Incentive Plan, no bonuses will be awarded to these individuals.
(2)	Under our Equity Program officers receive annual equity grants, which are granted on June 15 or the closest business day thereto. On June 6, 2006, our Compensation Committee met and approved our annual 2006 equity grants based on our pre-established formulas under our Equity Program. For administrative purposes, in accordance with our equity grant policy approved by the Compensation Committee in December 2003, in 2006 we used the closing price of the business day prior to the grant date in the calculation of the equity awards and the exercise price for stock option awards.
(3)	Mr. Davidson was hired on February 6, 2006 and received a pro rata equity grant as a newly hired officer on March 15 in accordance with the terms of our Equity Program and our equity grant policy. On January 3, 2006, the Compensation Committee approved Mr. Davidson’s employment agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards for each Named Executive Officer as of December 31, 2006.

	Option Awards(1)					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Craig S. Donohue	—		11,025	$440.65	6/15/2016	870	$443,483
	1,640		6,560	251.95	6/15/2015	1,040	530,140
	6,920		10,380	127.00	6/14/2014	1,560	795,210
	520		780	72.36	1/1/2014	120	61,170
	16,440		10,960	63.01	6/6/2013	1,640	835,990
	45,500		—	22.00	5/7/2011	—	—

James E. Parisi	—		1,495	440.65	6/15/2016	220	112,145
	460		1,840	251.95	6/15/2015	320	163,120
	360		540	223.99	12/15/2014	60	30,585
	1,200		1,800	127.00	6/14/2014	—	—
	80		120	95.12	3/15/2014	—	—
	2,100		1,400	63.01	6/6/2013	—	—

Phupinder S. Gill	—		4,005	440.65	6/15/2016	595	303,301
	1,400		5,600	251.95	6/15/2015	880	448,580
	5,920		8,880	127.00	6/14/2014	1,320	672,870
	1,520		2,280	72.36	1/1/2014	360	183,510
	10,140		6,760	63.01	6/6/2013	1,000	509,750
	8,000	(2)	—	22.00	5/7/2011	—	—

John P. Davidson III	—		2,850	440.65	6/15/2016	425	216,644
	—		900	430.47	3/15/2016	200	101,950

Kimberly S. Taylor	—		1,480	440.65	6/15/2016	220	112,145
	520		2,080	251.95	6/15/2015	320	163,120
	2,200		3,300	127.00	6/14/2014	480	244,680
	400		600	72.36	1/1/2014	360	183,510
	4,260		2,840	63.01	6/6/2013	—	—
	9,000		—	22.00	5/7/2011	—	—

(1)	Subject to acceleration or termination in certain circumstances, equity awards vest over a five-year period, with 20% vesting one year after the grant date and an additional 20% vesting on each anniversary date thereafter. Option grants made in May 2001 vested 40% on the first anniversary of the grant date and an additional 20% on each following anniversary.
(2)	In 2006, Mr. Gill transferred 40,000 options from this grant pursuant to a domestic relations order.

OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock option exercises by our Named Executive Officers and the vesting of their restricted stock in 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Craig S. Donohue	25,750	$11,389,675	1,640	$722,772
James E. Parisi	3,000	1,179,675	100	45,842
Phupinder S. Gill	20,000	10,167,022	1,280	557,159
John P. Davidson III	—	—	—	—
Kimberly S. Taylor	9,000	3,875,040	360	149,930

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required and maximum deductible contribution requirements. Beginning in 2007, participants become vested in their accounts after three years of service. An individual pension bookkeeping account is maintained for each plan participant. During employment, each individual pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2006, the plan interest rate was 4.38%. The pension account is portable, and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

The following is the schedule of employer contributions based on age and percentage of base pay plus regular annual cash bonuses and merit lump sum payments, limited by Code section 401(a)(17) limit, which was $220,000 in 2006:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

The table below sets forth the estimated payments for our Named Executive Officers upon retirement based upon the present value of the benefits expected to be paid in the future. The amounts shown are based on projecting the accrued account balance to age 65 (based on an interest crediting rate of 4%) and discounting it back to December 31, 2006 based on a 5.80% discount rate. The retirement age is the earliest unreduced retirement age as defined in the Pension Plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)
Craig S. Donohue	Pension Plan	16.18	$117,763
James E. Parisi	Pension Plan	17.18	84,033
Phupinder S. Gill	Pension Plan	17.41	124,014
John P. Davidson III	Pension Plan	0.90	14,342
Kimberly S. Taylor	Pension Plan	16.51	107,860

(1)	In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5.80% as of December 31, 2006; RP-2000 mortality table; and projected future investment crediting rate assumption of 4% as of December 31, 2006.

NON-QUALIFIED DEFERRED COMPENSATION PLANS

Our non-qualified deferred compensation plans for employees consist of our Senior Management Supplemental Deferred Savings Plan (the “Deferred Savings Plan”) and our SERP.

All of our officer employees, including our Named Executive Officers, are eligible to defer a portion of their annual base salary and bonus into our Deferred Savings Plan. For 2006, deferrals were limited to 20% of base salary and 20% of bonus, including amounts deferred under our 401(k) Savings Plan. The contributions made by our Named Executive Officers under this plan in 2006 are shown in the table below under “Executive Contributions.” Beginning in 2007, officers will be able to defer up to 50% of their annual base salary and 100% of their bonus under this plan in addition to any amounts deferred under our 401(k) Plan. Deferrals may be invested in one or more investments offered by the plan from time to time at the choice of the officer. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Beginning with deferrals for the 2007 plan year, participants will be able to elect a fixed distribution date for each year’s deferrals. If the officer’s employment ends prior to the fixed date, the distributions will be made six months following the date of the officer’s termination of employment. Distributions that are not payable upon a designated fixed date will occur six months after the end of the officer’s employment.

The Deferred Savings Plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are Company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.”

Senior officers with the title of Managing Director and above, including our Named Executive Officers, were eligible to participate in our SERP. Beginning with the 2006 plan year, we discontinued future contributions and closed the plan to new participants. We previously contributed 3% of base and bonus annually and contributions vest based on a five-year vesting schedule. Participants in the plan elect to apply their contributions to one or more investments offered by the plan, which represent the only return on their investment. There is no limitation on the participants’ ability to change investments. Distributions under the SERP will occur six months after the end of the officer’s employment.

	Executive Contributions In Last Fiscal Year(1)	Registrant Contributions In Last Fiscal Year(2)	Aggregate Earnings In Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/06
Craig S. Donohue	$—	$129,317	$111,937	$—	$1,051,362
James E. Parisi	120,147	28,993	29,965	—	362,076
Phupinder S. Gill	167,337	95,091	366,895	—	2,793,195
John P. Davidson III	—	29,319	191	—	29,510
Kimberly S. Taylor	139,799	41,480	110,662	—	1,313,813

(1)	All amounts included under Executive Contributions are also included in the Salary and Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table.
(2)	The amounts included under the Registrant Contributions column consist of: 401(k) make-whole and pension make-whole contributions and are included in the All Other Compensation column of the Summary Compensation Table.
(3)	Aggregate Earnings are based on the investment selection of the officers from one or more investments that the plan offers from time to time and are the only return on contributions made by the Named Executive Officer and the Company. Aggregate Earnings in Last Fiscal Year represent amounts earned on contributions made in 2006 as well as prior contributions. Such earnings are not included in the Summary Compensation because they were not above market.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

We have entered into employment agreements with three of our Named Executive Officers: Messrs. Donohue, Gill and Davidson. These contractual agreements provide for, among other things, minimum annual base salary and payments upon termination of employment. The agreements also include non-competition and non-solicitation provisions during the term of the agreement and for one year thereafter. For our other Named Executive Officers, Mr. Parisi and Ms. Taylor, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including executive officers. Estimated payments to our Named Executive Officers under our employment agreements and general policies are shown in the table below beginning on page 40.

Employment Agreements with Named Executive Officers

Mr. Donohue. Mr. Donohue receives a minimum annual base salary of $850,000. He is also eligible to receive a bonus under our Annual Incentive Plan with a minimum individual annual target incentive of 100% of his base salary and a maximum of 150%. Under his agreement, Mr. Donohue participates in our Equity Program with an annual target equity award of at least 300% of his base salary comprised of 15% restricted stock and 85% of non-qualified stock options. In the event of a termination without cause, as defined in the agreement, in addition to his accrued benefits, Mr. Donohue is entitled to a one-time lump sum severance payment equal to two times his current base salary and will automatically vest in any outstanding equity awards that would have vested during the remaining term of the agreement. In the event Mr. Donohue voluntarily terminates the agreement for good reason, as defined in the agreement which definition includes a change of control, in addition to his accrued benefits, Mr. Donohue is entitled to a one-time lump sum severance payment equal to two times his current base salary and will automatically vest in any outstanding equity awards. In the event of a change of control, Mr. Donohue will receive accelerated vesting of his unvested equity awards under the terms of the Omnibus Stock Plan. In the event Mr. Donohue is involuntarily terminated without cause or resigns for good reason within 60 days prior to a change of control, all of his unvested equity awards that would have been outstanding had he been employed as of the date of the change of control shall become vested. Upon Mr. Donohue’s termination for any reason, he will be entitled to any unpaid bonus awards for completed years. Mr. Donohue is also entitled to continued benefits coverage for two years following the end of his employment in the event he is terminated without cause or resigns for good reason. His agreement terminates on December 31, 2009, unless sooner terminated by us or Mr. Donohue.

Mr. Gill. Mr. Gill receives a minimum annual base salary of $600,000. Mr. Gill is eligible to participate in our Annual Incentive Plan and Equity Program on terms consistent with those of our other executives. In the event of a termination without cause, as defined in the agreement, in addition to his accrued benefits, Mr. Gill is entitled to a one time lump sum severance payment equal to two times his base salary as of the date of termination for the remaining term of the agreement, if any, not to exceed two years of base salary. In such event, he is also entitled to Company-paid health benefits for one year following termination without cause. If Mr. Gill is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested equity awards that would have been outstanding had he been employed on the date of the change of control will become vested. His agreement terminates on December 31, 2010, unless sooner terminated by us or Mr. Gill.

Mr. Davidson. Mr. Davidson receives a minimum annual base salary of $575,000. Mr. Davidson is eligible to participate in our Annual Incentive Plan and Equity Program on terms consistent with those of our other executives. We have agreed to pay Mr. Davidson a retention payment of $900,000 payable in two installments on February 3, 2007 and February 3, 2008; provided Mr. Davidson has not voluntarily ended his employment with us or been terminated for cause by us, as defined in the agreement. If Mr. Davidson’s employment is terminated for any reason other than for voluntary resignation or cause prior to the payment of either installment, he shall be entitled to receive a pro rated portion of the next scheduled installment. Additionally, we have agreed to provide Mr. Davidson with relocation assistance, including but not limited to, temporary housing and moving expenses. In the event of a termination without cause, as defined in the agreement, in addition to his accrued benefits, Mr. Davidson is entitled to a one time payment equal to the target percentage of base earnings in effect for other members of the Management Team, which is currently 75% of base salary, pro rated for the date of termination and a one time lump sum severance payment equal to two times his base salary as of the date of termination pro rated for the remaining term of his agreement. Mr. Davidson’s agreement terminates on February 3, 2009 unless sooner terminated by us or Mr. Davidson.

Other CME Policies and Practices.

In accordance with the terms of our Annual Incentive Plan, in the event an employee dies or becomes disabled, he or she or their beneficiaries will be entitled to receive a pro rata bonus. Additionally, in the event of death, the employee’s beneficiaries would vest in any outstanding equity awards and the period for exercising all vested option awards extends to one year in accordance with the terms of our Omnibus Stock Plan. In the event of termination due to disability, restricted stock awards become vested and the period for exercising all vested option awards extends to one year in accordance with the terms of the Omnibus Stock Plan.

We generally pay severance to employees who are terminated involuntarily and without cause. While we have no written severance plan for our executive officers, generally, it has been our practice to pay a lump sum equivalent to two weeks per year of service to severed executives absent a change in control. During the severance period employees are generally entitled to Company-paid COBRA and outplacement services. We may also elect to accelerate vesting of equity awards that would have otherwise vested during the severance pay period depending upon the facts and circumstances of the termination of employment.

In connection with our proposed merger with the CBOT Holdings, Inc., the Compensation Committee has approved the following severance package for officers, including our Named Executive Officers, terminated as a result of the merger:

•	severance pay of 12 weeks plus two weeks per year of service up to a maximum of 52 weeks;

•	Company-paid COBRA benefits for the severance period;

•	three months of outplacement services; and

•	accelerated vesting of all equity awards that would have vested during the severance pay period with vesting to occur upon the last day of employment with 90 days to exercise stock options.

In order to receive severance benefits, all employees are required to execute a general release form. All officers, including executive officers, must execute a non-compete agreement prior to receiving equity awards under our Equity Program.

The terms of our Omnibus Stock Plan generally provide that, in the event of a change of control as a result of which our shareholders receive registered common stock, all unvested options issued under the plan shall become vested and exercisable, restrictions shall lapse with respect to any restricted stock issued under the plan and performance goals applicable to outstanding awards shall be deemed to have been achieved. If the consideration to be received by our shareholders pursuant to the change of control is not registered common stock, outstanding awards will be cancelled in exchange for a cash payment equal to the value of such award (as defined in the plan).

A change of control generally occurs under the plan upon the occurrence of the following events:

•	any person acquires more than 50% of our then outstanding shares of Class A common stock or more than 50% of the combined voting power of the then outstanding shares of common stock;

•

individuals who comprised our Board on February 7, 2000 (generally including any person becoming a director who was nominated or approved by those persons) cease to constitute at least a majority of our Board;

•

a reorganization, merger, consolidation, or sale of all or substantially all of our assets under circumstances where (i) our shareholders prior to the transaction own less than 50% of the then outstanding shares or less than 50% of the combined voting power of the surviving or resulting corporation, (ii) the members of our Board immediately prior to the transaction do not constitute a majority of the Board of Directors of the resulting or surviving corporation or (iii) an individual or entity acquires 50% or more of the common stock or combined voting power of the surviving or resulting entity; or

•	the approval by our shareholders of a complete liquidation or dissolution of CME Holdings.

The following table sets forth the estimated benefits and payments upon termination of our Named Executive Officers. These payments assume a termination or change of control effective upon December 31, 2006. Payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.

	Termination Due to:
	Voluntary	Voluntary for Good Reason	Involuntary for Cause	Involuntary Not for Cause	Change In Control	Death	Disability
Craig S. Donohue
Total Cash Severance(1)	$—	$1,700,000	$—	$1,700,000	$1,700,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	14,329,368	—	13,291,917	14,329,368	14,329,368	2,665,993
Continuation of Health & Welfare Benefits(3)	—	68,466	—	68,466	68,466	—	—
Other Accrued Pay and Benefits(4)	1,168,257	1,168,257	1,168,257	1,168,257	1,168,257	1,168,257	1,168,257

Total:	$1,168,257	$17,266,091	$1,168,257	$16,228,640	$17,266,091	$15,497,625	$3,834,250

James E. Parisi
Total Cash Severance(1)	$—	$—	$—	$190,385	$253,846	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	761,412	2,401,959	2,401,959	305,850
Continuation of Health & Welfare Benefits(3)	—	—	—	—	—	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	386,375	386,375

Total:	$—	$—	$—	$951,797	$2,655,805	$2,788,334	$692,225

Phupinder S. Gill
Total Cash Severance(1)	$—	$—	$—	$1,200,000	$1,200,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	8,209,494	11,254,468	11,254,468	2,118,011
Continuation of Health & Welfare Benefits(3)	—			8,822	8,822	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	791,160	791,160

Total:	$—	$—	$—	$9,418,316	$12,463,290	$12,045,628	$2,909,171

John P. Davidson III
Total Cash Severance(1)	$—	$—	$—	$1,150,000	$1,150,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	234,753	586,881	586,881	318,594
Continuation of Health & Welfare Benefits(3)	—	—	—	—	—	—	—
Other Accrued Pay and Benefits(4)	—	—	—	1,048,317	1,048,317	1,048,317	1,048,317

Total:	$—	$—	$—	$2,433,070	$2,785,198	$1,635,198	$1,366,911

	Termination Due to:
	Voluntary	Voluntary for Good Reason	Involuntary for Cause	Involuntary Not for Cause	Change In Control	Death	Disability
Kimberly S. Taylor
Total Cash Severance(1)	$—	$—	$—	$214,615	$286,134	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	1,503,322	4,136,198	4,136,198	703,455
Continuation of Health & Welfare Benefits(3)	—	—	—	—	—	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	418,500	418,500

Total:	$—	$—	$—	$1,717,937	$4,422,352	$4,554,698	$1,121,955

(1)	Cash severance amounts represent contractual amounts for Messrs. Donohue, Gill and Davidson under certain termination situations as described above. Estimated cash severance amounts for Mr. Parisi and Ms. Taylor are based upon our officer severance policy absent a change of control and the severance policy approved in connection with our proposed merger with CBOT Holdings, Inc. in the event of a termination as a result of a change of control. As of December 31, 2006, Mr. Parisi and Ms. Taylor each had 18 years of service for purposes of our general severance policy.
(2)	Amounts shown for the Value of Equity Subject to Accelerated Vesting reflect accelerated vesting of outstanding equity awards pursuant to our Omnibus Stock Plan, general Company severance policies and practices, and our contractual agreements with our Named Executive Officers as described above based upon the closing price of our stock on December 29, 2006 of $509.75, the last business day before December 31, 2006.
(3)	Amounts shown for the Continuation of Health and Welfare Benefits reflect our contractual agreements with Messrs. Donohue and Gill to provide them with certain continuing benefits as described above.
(4)	Amounts shown for the Other Accrued Pay and Benefits in event of death or disability include accrued bonus payments pursuant to our Annual Incentive Plan based on actual bonus amounts for 2006. Mr. Donohue, under the terms of his agreement, is entitled to receive any outstanding annual bonus awards for completed years in the event of termination for any reason and the amounts included in this table for such payments are based on his actual bonus for 2006. Mr. Davidson, under the terms of his agreement, is entitled to a one-time payment equal to his target bonus under the Annual Incentive Plan in the event he is involuntarily terminated without cause. However, for purposes of this table, we have included his actual bonus for 2006. In the event we terminate Mr. Davidson’s employment for any reason other than for cause, as defined in the agreement, he is also entitled to a pro rata payment of the next installment of the retention payment described above. His accrued payments in the above table include $412,500, representing approximately 11/12 of such retention payment as of December 31, 2006.

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified directors. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload and opportunity costs. In addition, to satisfy our responsibilities as a self-regulatory organization, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of Board participation and responsibilities, including service on Board committees and functional committees.

Fees and Benefit Plans for Non-Executive Directors

The Compensation Committee is responsible for reviewing and recommending to the Board the compensation for our non-executive directors. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends
Chairman annual retainer(1)	$932,500
Annual cash stipend(2)	$25,000
Annual retainer for Chairs of Audit, Compensation, Governance, Market Regulation Oversight and Nominating Committees	$20,000
Annual equity stipend(3)	$75,000

Meeting Fees
Board meeting fee	$1,500
Board Committee meeting fee for Board Steering, Executive, Marketing and Public Relations Committees	$1,000
Board Committee meeting fee for Audit, Compensation, Governance, Market Regulation Oversight and Nominating Committees	$1,500
Additional meeting fee for serving as Chair of Audit, Compensation, Governance, Market Regulation Oversight and Nominating Committees	$500
Functional committee meeting fee	$1,000

(1)	Mr. Duffy served as our non-executive Chairman until he was appointed as our Executive Chairman in October 2006. For his services as our non-executive Chairman he received an annual retainer of $932,500 and an annual equity grant of 100 shares. Mr. Duffy did not receive any additional fees for Board and Committee meetings attended. As Executive Chairman, Mr. Duffy receives salary and other benefits commensurate with other employees of his level as described in the Director Summary Compensation Table. Effective upon his service as an executive of the Company, Mr. Duffy no longer received compensation for his services as a director.
(2)	Directors have the option to elect to receive some or the entire portion of their annual cash stipend in shares of stock valued at the closing price on the effective date of the election. If a director who elects to receive additional stock leaves the Board prior to the next Annual Meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.
(3)	Shares received as the annual equity stipend are granted under our 2005 Director Stock Plan and are not subject to any vesting restrictions.

The Compensation Committee worked with Towers Perrin in 2006 to assess the competitiveness of our Board compensation. As a result of this assessment the following modifications were implemented effective as of August 2, 2006 and the compensation for our non-executive directors was adjusted on a pro rata basis:

•	the annual cash stipend was increased from $17,500 to $25,000;

•	the annual equity stipend was increased from 100 shares to $75,000 of equity value; and

•

meeting fees for the members of the Audit, Compensation, Governance, Market Regulation Oversight and Nominating Committees were increased to $1,500 per meeting attended and the Chairman of the Nominating Committee became entitled to an annual retainer of $20,000.

Non-executive directors may participate in our Director Deferred Compensation Plan in the investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, medical benefit or other benefit programs to our non-executive directors.

The following table provides information regarding the compensation earned during the year ended December 31, 2006 by each of our directors, except for Mr. Donohue. Mr. Donohue’s compensation as Chief Executive Officer is set forth in the Summary Compensation Table on page 31.

DIRECTOR SUMMARY COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation		Total
Terrence A. Duffy(3)	$777,083	$48,188	$14,542	$143,311	(4)	$983,124
Dennis H. Chookaszian	92,125	66,927				159,052
Martin J. Gepsman	119,969	73,028				192,997
Daniel R. Glickman	77,312	78,696				156,008
Elizabeth Harrington	53,125	66,927				120,052
Bruce F. Johnson	36,500	90,032				126,532
Gary M. Katler	99,125	66,927				166,052
Patrick B. Lynch	94,125	66,927				161,052
Leo Melamed	60,625	66,927		325,000	(5)	452,552
William P. Miller II	83,125	66,927				150,052
James E. Oliff	76,625	66,927				143,552
Alex J. Pollock	77,500	90,032				167,532
William G. Salatich, Jr.	45,500	90,032				135,532
John F. Sandner	62,137	66,927		200,000	(6)	329,064
Terry L. Savage	63,125	66,927				130,052
Myron S. Scholes	47,625	66,927		17,083	(7)	131,635
William R. Shepard	55,500	90,032				145,532
Howard J. Siegel	76,000	90,032				166,032
David J. Wescott	46,812	78,696				125,508

(1)	The amounts reflected in the Fees Earned or Paid in Cash consist of annual cash stipends, Board meeting fees, Board and functional committee meeting fees and annual retainers for the Chairs of the Audit, Compensation, Governance and Market Regulation Oversight Committee, including amounts deferred under our Director Deferred Compensation Plan. Mr. Pollock who chairs both the Compensation and Nominating Committees elected to receive only one additional stipend of $20,000 for his services to these Committees. Board and functional committee meeting fees are subject to an overall cap of $100,000 per year.
(2)	The amounts reflected in the Stock Awards and Options Awards columns reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123(R) of awards granted pursuant to our 2005 Director Stock Plan for our non-executive directors and under our Omnibus Stock Plan for equity awards granted to Mr. Duffy upon his appointment as the Executive Chairman in October 2006. Awards granted under the 2005 Director Stock Plan are not subject to vesting restrictions. On December 15, 2006, Mr. Duffy was granted 460 shares of restricted stock and 3,475 options in connection with his employment as our Executive Chairman, all of which were outstanding on December 31, 2006. Mr. Duffy also received 100 shares under the 2005 Director Stock Plan in May 2006 when he served as our non-executive Chairman.

(3)	In October 2006, the Board appointed Mr. Duffy as the Executive Chairman. As of November 1, 2006, Mr. Duffy was compensated as an executive officer of the Company and was entitled to receive an annual base salary of $950,000 and to participate in our Annual Incentive Plan and Equity Program on terms generally available to other executive officers.
(4)	Consists of Mr. Duffy’s annual base salary that was effective upon his employment as our Executive Chairman on November 1, 2006, Company contributions under our 401(k) Savings Plan and Company-paid life insurance premiums.
(5)	Consists of annual consulting fees of $300,000 and the receipt of the Fred Arditti award of $25,000 in 2006. Does not include amounts reimbursed by the Company for Mr. Melamed’s expenses submitted in connection with his consulting arrangement described below.
(6)	Consists of annual consulting fees of $200,000.
(7)	Consists of fees for serving as the chairman of the Company’s Competitive Markets Advisory Council. Mr. Scholes’ retainer for this position was increased to $20,000 per year on August 2, 2006.

2005 Director Stock Plan

Our 2005 Director Stock Plan, approved by the Board of Directors in January 2005 and by our shareholders in April 2005, provides for the issuance of up to 25,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. As of December 31, 2006, 19,580 shares were available for future awards under the plan. The plan is administered by the Compensation Committee of our Board, which has the responsibility for recommending to the Board the annual equity stipend to our non-executive directors.

Charitable and Civic Contributions

Some of our directors have affiliations with organizations that have received donations from us or from the CME Foundation. The CME Foundation is a charitable organization which seeks to provide support to children in need, education and health and human services, and also provides disaster relief. In 2006, no aggregate donations to any of one of these organizations exceeded $50,000. We also pay for memberships for certain of our directors at business and other civic organizations. Messrs. Duffy, Donohue and Gill serve on the board of directors of the CME Foundation.

Contractual Relationships with Certain Directors

Terrence A. Duffy. In recognition of the duties and responsibilities undertaken by our Executive Chairman, the Compensation Committee recommended and the Board approved a retention payment to Mr. Duffy in an amount equal to his annual base salary. The amount shall become payable if Mr. Duffy is not nominated for reelection to the Board or is not reelected to the position of Chairman by the members of the Board notwithstanding his ability and willingness to continue his service. Under such circumstances, Mr. Duffy is required to assist with the transition of responsibilities to the new Chairman. Mr. Duffy shall not be entitled to receive the retention payment if he is removed as Chairman or not reelected because of his breach of fiduciary duty to the shareholders or because of his willful failure to fulfill his duties and obligations as Chairman as determined by a majority of our independent, non-industry directors.

Leo Melamed. On January 31, 2005, the Compensation Committee recommended and the Board approved a retirement agreement with Mr. Melamed. Under the terms of the agreement, upon his retirement from the Board, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. The agreement has an initial term of five years with automatic one-year renewals unless and until terminated by either party upon no less than 90 days notice prior to the end of the current term. For his services, Mr. Melamed will receive during the term of the agreement $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred as a result of the agreement. We will also provide office and secretarial support during the term of the agreement. In addition, without our prior written consent, Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement and for one year thereafter.

On November 14, 2005, we entered into a consulting agreement with Mr. Melamed for the period he serves as director of the Company with terms substantially the same as the previously described retirement agreement. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $150,000 annually for non-travel expenses, including office and secretarial expenses. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter.

John F. Sandner. On October 10, 2005, we entered into a consulting agreement with Mr. Sandner. Under the terms of the consulting agreement, Mr. Sandner will provide us with consulting services relating to the financial services industry and related matters within Mr. Sandner’s areas of expertise during the period Mr. Sandner serves as a director of the Company. For his consulting services, Mr. Sandner will receive $200,000 per annum plus all reasonable and necessary out-of pocket travel and other expenses incurred in connection with the consulting services. Under the agreement, Mr. Sandner may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter.

The Company also has an employment agreement with Mr. Donohue which is described above in the section entitled “Potential Payments upon Termination or Change-in-Control.”

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee served or has served as an employee of the Company. Mr. Shepard, one of the members of the Compensation Committee, owns a minority interest in one of our clearing firms, which made payments to us of approximately $12.3 million in 2006 in connection with trading activity conducted on our exchange.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K.

The Compensation Committee—2006

Alex J. Pollock, Chairman

Martin J. Gepsman

Daniel R. Glickman

Elizabeth Harrington

William R. Shepard

SECURITY OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table shows, as of March 1, 2007, the amount of common stock beneficially owned by each of our directors, director nominees and by each executive officer named in the Summary Compensation Table on page 31 of this proxy statement, and by all directors and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of March 1, 2007. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
Terrence A. Duffy(3)	4,560	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
Craig S. Donohue(4)	77,350	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Dennis H. Chookaszian(5)	53	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Martin J. Gepsman(6)	7,555	*	— — 1 1	B-1 B-2 B-3 B-4	* * * *	*
Daniel R. Glickman(7)	742	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Elizabeth Harrington	253	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Bruce F. Johnson(8)	19,594	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
Gary M. Katler(9)	113	*	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*
Patrick B. Lynch	2,328	*	1 1 — —	B-1 B-2 B-3 B-4	* * * *	*

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
Leo Melamed(10)	4,153	*	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*
William P. Miller II	353	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
James E. Oliff(11)	5,001	*	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*
Alex J. Pollock	639	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
William G. Salatich, Jr.(12)	10,677	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
John F. Sandner	30,153	*	3 2 4 1	B-1 B-2 B-3 B-4	* * * *	*
Terry L. Savage(13)	753	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Myron S. Scholes	253	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
William R. Shepard(14)	34,892	*	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*
Howard J. Siegel	31,386	*	2 — 1 —	B-1 B-2 B-3 B-4	* * * *	*
David J. Wescott(15)	12,420	*	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*
Jeffrey R. Carter(16).	11,452	*	1 — 1 —	B-1 B-2 B-3 B-4	* * * *	*

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
David G. Hill.	100	*	1 — — —	B-1 B-2 B-3 B-4	* * * *	*
Robert O. Kabat, Sr.	95	*	1 1 2 1	B-1 B-2 B-3 B-4	* * * *	*
John D. Newhouse(17).	5,000	*	— 3 1 1	B-1 B-2 B-3 B-4	* * * *	*
James E. Parisi(4)	5.960	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Phupinder S. Gill(4)	34,105	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
John P. Davidson III(4)	1,305	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Kimberly S. Taylor(4)	21,091	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Directors and executive officers as a group (30 persons)(18)	356,797	1.0%	10 7 8 8	B-1 B-2 B-3 B-4	1.6 * * 1.9%	1.0%

*	Less than 1%.
(1)	The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.
(2)	Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(3)	Includes 99 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
(4)	Mr. Donohue’s, Mr. Parisi’s, Mr. Gill’s, Mr. Davidson’s and Ms. Taylor’s Class A shares include an aggregate of 68,280, 4,240, 26,540, 180 and 14,580 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of March 1, 2007.
(5)	Excludes 200 shares held in the name of Mr. Chookaszian’s spouse as to which Mr. Chookaszian disclaims beneficial ownership.
(6)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.

(7)	Represents 742 Class A shares held in an irrevocable trust over which Mr. Glickman exercises voting and investment power.
(8)	Includes 10,000 shares that Mr. Johnson has pledged to a third party.
(9)	Includes one Class B-3 share held in the name of Fortis but over which Mr. Katler has been granted voting power at this year’s Annual Meeting. Mr. Katler disclaims beneficial ownership of this share.
(10)	Includes 4,000 shares that Mr. Melamed has pledged to a third party. Mr. Melamed’s Class B-2 share is held indirectly through a trust.
(11)	Includes one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 2,990 Class A shares and one Class B-1 share and 5,990 Class A shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust. Also excludes 300 shares held by his minor children over which Mr. Oliff does not have voting power.
(12)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power. All of Mr. Salatich’s shares are held indirectly through two trusts—one in Mr. Salatich’s name and the other in the name of his wife.
(13)	Represents 753 shares held in the Terry Savage Productions, Ltd. Retirement Plan and Trust.
(14)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. Mr. Shepard has pledged an aggregate of 17,999 shares to two third parties.
(15)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Wescott shares joint ownership. Mr. Wescott has pledged 11,999 shares to a third party.
(16)	Excludes 210 shares held by Mr. Carter’s spouse.
(17)	Includes 5,000 shares that Mr. Newhouse has pledged to a third party.
(18)	Includes an aggregate of 145,270 options to purchase shares of Class A common stock that are currently exercisable or will become exercisable within 60 days.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person who, we believe, beneficially owns more than 5% of our outstanding common stock as of March 1, 2007.

Name	Number of Shares	Class	Percent of Vote as a Single Class(1)
Sands Capital Management, LLC(2) 1100 Wilson Blvd., Suite 3050 Arlington, VA 22209	1,909,129	A	5.47%

AXA Assurances I.A.R.D. Mutuelle(3) 26, rue Drouot 75009 Paris, France	2,211,536	A	6.3%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(2)	Information as to Sands Capital Management, LLC is based on its Schedule 13G filed with the SEC on February 13, 2006. Such report indicates that Sands Capital Management, LLC has sole voting power of shares 1,340,658 and sole dispositive power of 1,909,129 shares. We did not receive an amendment to Sands Capitals’s Schedule 13G in 2007, but we believe Sands Capital continues to own more than 5% of our common stock.
(3)	Information as to AXA Assurances I.A.R.D. Mutuelle is based on its Schedule 13G filed with the SEC on February 13, 2007. Such report indicates that it has sole voting power of 1,527,185 shares, shared voting power of 75,759 shares, sole dispositive power of 2,208,293 shares and shared dispositive power of 3,243 shares. AXA Assurances I.A.R.D. Mutuelle shares its voting and dispositive power with AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA and AXA Financial, Inc.

PROPOSAL 3

Election of Class B Nominating Committees

Our bylaws provide that holders of our Class B-1, B-2 and B-3 shares have the right to elect the members of their respective Class B Nominating Committees. The Class B Nominating Committees are not committees of our Board of Directors and serve only to nominate the slate of directors for their respective classes. Each Class B Nominating Committee is comprised of five members who serve for a term of one year. The existing Committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B Nominating Committee. At the Annual Meeting, holders of Class B-1 shares and holders of Class B-2 shares will be asked to vote on the election of five members to their respective Class B Nominating Committees. Since there will not be any director elected by the holders of the Class B-3 shares at the 2008 Annual Meeting of Shareholders, the Nominating Committee for the Class B-3 shares will not be selected until the 2008 Annual Meeting.

Nominees for Class B-1 Nominating Committee

(Class B-1 Shares Only)

May Vote “For” up to Five of Ten Candidates

Name and Age	Member Since	Background
Thomas A. Bentley, 51	1982	Independent floor trader and holder of a Class B-1 share.
Joseph F. Carava, Jr., 54	1978	Independent floor trader and holder of Class B-1, B-3 and B-4 shares.
Michael J. Downs, 50	1981	Independent floor broker and trader and holder of a Class B-1 share.
Larry S. Fields, 56	1979	Independent floor trader and holder of a Class B-1 share.
John C. Garrity, 61	1974	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Lonnie Klein, 62	1972	Independent floor trader and holder of Class B-1, B-2, B-3 and B-4 shares.
William F. Kulp, 65	1978	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Brian J. Muno, 46	1984	Independent floor trader and holder of a Class B-1 share.
William J. Rinn III, 47	1989	Independent floor trader and holder of a Class B-1 share and a Class B-3 share.
Robert D. Wharton, 46	1988	Independent floor trader and holder of a Class B-1 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION

AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1

NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Nominating Committee

(Class B-2 Shares Only)

May Vote “For” up to Five of Ten Candidates

Name and Age	Member Since	Background
Robert A. Bergin, 41	1992	Independent floor trader and holder of a Class B-2 share.
Denis P. Duffey, 70	1975	Independent floor trader and holder of Class B-2 and Class B-3 shares.
Richard J. Duran, 58	1979	Independent floor broker and trader and holder of a Class B-2 share.
Jeffrey C. Holcomb, 52	1979	Independent floor trader and holder of a Class B-2 share.
Donald J. Lanphere, Jr., 49	1981	Independent floor broker and holder of Class B-1, B-2 and B-4 shares.
Brian J. McCormick, 48	1985	Independent floor trader and holder of a Class B-1 and a Class B-2 share.
Paul S. Mermel, 56	1984	Independent floor trader and holder of a Class B-2 share.
Michael J. Moss, 60	1978	Independent floor trader and holder of Class B-1, B-2, B-3 and B-4 shares.
Ronald A. Pankau, 50	1981	Independent floor trader and holder of a Class B-2 share.
Barry D. Ward, 43	1990	Independent floor trader and holder of a Class B-2 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION

AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2

NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

PROPOSAL 4

Approval of the Amendment to the Chicago Mercantile Exchange Holdings Inc.

Amended and Restated Omnibus Stock Plan

Through its Amended and Restated Omnibus Stock Plan (the “Plan”), CME Holdings has utilized stock options and restricted stock awards as a key part of its overall compensation strategy for employees, including executive officers and other key employees since our demutualization in 2000. Awards under the Plan may be granted only to employees of CME Holdings and its subsidiaries and may not be granted to non-executive members of our Board of Directors. Non-executive members of our Board of Directors receive equity awards under our 2005 Director Stock Plan that was approved by our shareholders in April 2005.

The Plan is scheduled to expire on June 30, 2007, eliminating our ability to utilize stock options, restricted stock awards and other awards as part of our compensation strategy for employees.

Our Compensation Committee has recommended and our Board of Directors has approved an amendment to the Plan to extend the termination date for the Plan from June 30, 2007 to June 30, 2012, along with several other minor modifications to the Plan (the “Amendment”), subject to shareholder approval. The Amendment is necessary in order to permit us to continue utilizing stock options and other equity awards as part of our compensation strategy for all employees, including executive officers. The Amendment will enable us to continue the purposes of the Plan by providing additional incentives to attract and retain qualified and competent employees. This would be in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill shareholder considerations and values in the actions of such employees. If shareholders do not approve the Amendment, we will not be able to make further grants to employees under the Plan. For more information on our Equity Program, see the section of this proxy statement entitled “Compensation Discussion and Analysis” beginning on page 22.

Equity Dilution Relating to the Plan

We are not seeking an increase in the number of shares reserved under the Plan in connection with seeking shareholder approval of the Amendment. A total of approximately 4.0 million shares of our Class A common stock are authorized for issuance under the Plan (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us). Awards totalling approximately 3.1 million shares have been granted and are outstanding or have been exercised under the Plan as of December 31, 2006. As of December 31, 2006, our overhang under the Plan (total equity awards outstanding as a percentage of common shares outstanding) was 5.10%. Our average burn rate under the Plan (total equity awards granted during the year as a percentage of common shares outstanding at year end) over the past three years was 0.70%.

Description of the Plan

The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this proxy statement as Appendix B marked to show the proposed amendments.

Key Provisions, including proposed amendments:

•	Plan Term: 5 years

•	Eligible Participants: All employees of CME Holdings and its subsidiaries

•	Shares Authorized: 4,045,975, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock

Awards Under the Plan

Awards to be granted under the Plan in 2007 will be made in accordance with our Equity Program approved by our Compensation Committee. As described in more detail in the section of this proxy statement entitled “Compensation Discussion and Analysis—Description of Each Element of Compensation—Equity,” awards are typically granted to employees based upon a percentage of base salary and the level of the employee. Grants are valued based upon the price of our Class A common stock at the time of grant. As a result, awards that might be received by our employees in 2007 are not determinable. The following table sets forth for illustrative purposes the estimated awards for each of our Named Executive Officers, our executive officers as a group and our non-executive officer employees as a group. Our non-executive directors are not eligible to receive grants of stock under the Omnibus Stock Plan.

Estimated Equity Awards for 2007 under the Omnibus Stock Plan

Name and Position	Dollar Value(1)	Number of Options(1)	Shares of Restricted Stock(1)
Craig S. Donohue	$2,550,000	9,979	819
James E. Parisi	487,500	1,870	174
Phupinder S. Gill	1,050,000	3,591	578
John P. Davidson III	862,500	3,309	308
Kimberly S. Taylor	487,500	1,870	174
Executive Officers as a Group	9,567,157	35,918	3,782
Non-Executive Officer Employees as a Group.	24,047,340	110,710	—

(1)	Under our Equity Program, as described in more detail in the section of this proxy statement entitled “Compensation Discussion and Analysis—Description of Each Element of Compensation—Equity,” our officer level employees, including our executive officers (our Executive Chairman, members of our Management Team and our Chief Accounting Officer), are eligible to receive annual equity awards pursuant to guidelines based on percentages of base salary. Additionally, we provide non-officer employees with grants based on individual performance and one-time grants based on tenure. The amounts shown as estimated equity awards for 2007 under the Omnibus Stock Plan were calculated for illustrative purposes using our established equity award guidelines, salaries in effect for 2007 for our planned employee population and the fair value of the stock award. For options, the fair value was estimated using a modified Black-Scholes model, applying a factor to the fair value for expected forfeitures and using an exercise price of $509.75 per share, which is equal to the closing price on December 29, 2006. For restricted stock awards, the fair value was equal to the closing price on December 29, 2006 reduced by a factor for expected forfeitures.

Shares Reserved Under the Plan

The number of shares of common stock that may be issued or awarded under the Plan shall not exceed 4,045,975, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the Plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock. In connection with the proposed amendment to the Plan, we are not seeking shareholder approval for additional shares.

Administration of the Plan

The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has, among other powers, the exclusive power to administer and interpret the Plan and to grant awards under the Plan. The Compensation Committee’s authority includes determining the types of awards to be granted and selecting award recipients as a group from among persons eligible to participate in the Plan and determining the extent of their participation.

Awards Under the Plan

Stock Options. The Compensation Committee may grant options qualifying as incentive stock options under the Code and/or nonqualified stock options. At the time the option is granted, the Compensation Committee will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on and to that exercise. However, the exercise price of each option will be at least equal to the fair market value of our common stock, and the term of an incentive stock option may not exceed 10 years from the date of grant.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (“SARs”) either separately or in conjunction with an award of stock options. The term, exercisability and other provisions of a SAR will be fixed by the Compensation Committee. SARs generally allow the grantee to realize the appreciation in the shares of our Class A common stock subject to the grant over the life of the award. Payment of an SAR may be made in cash, shares or a combination of both at the discretion of the Compensation Committee. If an SAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares would terminate.

Stock Awards. The Compensation Committee may also award shares of our Class A common stock either as a restricted share award or as a bonus award that is not subject to restriction. With respect to restricted shares, the Compensation Committee shall fix the restrictions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restriction period. Unless otherwise determined by the Compensation Committee, during this period, the recipient will be entitled to vote the shares and receive any regular cash dividends on such shares. Each stock certificate representing a restricted share award will be required to bear a legend giving notice of the restrictions in the grant. Subject to adjustment as provided in the Plan, no individual may receive stock awards with respect to more than 500,000 shares of common stock in any fiscal year.

Performance Share Awards. The Compensation Committee may grant Performance Awards under which payment may be made in shares of our Class A common stock (including restricted shares), a combination of shares and cash or solely in cash. Such awards will be paid if our performance meets certain goals established by the Compensation Committee during an award period. The Compensation Committee, in its discretion, will determine the performance goals, the length of an award period and the manner and medium of payment of each Performance Award. In order to receive payment, a grantee must remain in the employ of CME Holdings or any of its subsidiaries until the completion of the award period, except that the Compensation Committee may provide complete or partial exceptions to that requirement as it deems equitable. Subject to adjustment as provided in the Plan, no individual may receive performance share awards with respect to more than 500,000 shares of our Class A common stock in any fiscal year.

Upon a change in control as defined in, and subject to certain limitations under, the Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.

Eligible Participants

Employees of CME Holdings or any of its subsidiaries are eligible to be granted awards under the Plan. As of December 31, 2006, there were approximately 1,400 employees eligible to receive grants.

Transferability

Unless otherwise determined by the Compensation Committee, awards under the Plan are non-transferable. In 2005, in accordance with the terms of Plan, the Committee adopted resolutions allowing employees to transfer vested option awards pursuant to a domestic relations order to an ex-spouse. Otherwise, awards will not be transferable by a participant other than by will or the laws of descent and distribution.

Term of the Plan

The Plan was effective as of February 7, 2000 and, upon approval of the Amendment, will terminate on June 30, 2012, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the shareholders.

Federal Income Tax Consequences

Stock Options. The grant of an incentive stock option or a non-qualified stock option will not result in income for the grantee or in a deduction for CME Holdings. The exercise of a non-qualified stock option will result in ordinary income for the grantee and a deduction for CME Holdings measured by the difference between the option price and the fair market value of the shares received at the time of exercise. The exercise of an incentive stock option will not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of CME Holdings or a subsidiary from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition will be the option price. Any gain will be taxed to the employee as long-term capital gain, and CME Holdings would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee will recognize ordinary income, and we will be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

Restricted Share Awards. The grant of restricted shares should not result in income for the grantee or in a deduction for CME Holdings for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture.” If there are no such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock remained subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

SARs and Performance Awards. The grant of an SAR or a performance award will not result in income for the grantee or in a deduction for CME Holdings. Upon the exercise of an SAR or the receipt of shares or cash under a performance award, the grantee will recognize ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Section 162(m). The Plan is intended to provide performance-based compensation within the meaning of Section 162(m) of the Code, which generally limits the deduction by an employer for compensation of certain covered officers. For more information on Section 162(m) see the section of this proxy statement entitled “Compensation Discussion and Analysis—Tax and Accounting Implications—Limit on Tax-Deductible Compensation.”

Other Information

The Board may amend the Plan as it deems advisable subject to the requirements of applicable law and other regulatory requirements, including those imposed by the NYSE and NASDAQ; provided the Board may not permit the repricing of any outstanding award without shareholder approval.

Vote Required to Approve the Plan

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE AMENDMENT TO THE CHICAGO MERCANTILE

EXCHANGE HOLDINGS INC. AMENDED AND RESTATED OMNIBUS STOCK PLAN.

PROPOSAL 5

Approval of the Amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan

The CME Holdings Annual Incentive Plan was adopted by the Board of Directors in February 2003, and was approved by its shareholders in April 2003. The Annual Incentive Plan had an initial term of five years consistent with the requirements of Section 162(m) of the Code. The purpose of seeking shareholder approval of the Annual Incentive Plan every five years is to allow awards made under the Annual Incentive Plan to qualify for the performance-based exclusion from the deduction limitations under Section 162(m). For additional information on our Annual Incentive Plan, see the section of this proxy statement entitled “Compensation Discussion and Analysis—Description of Each Element of Compensation—Bonus” and for additional information on 162(m) see the section entitled “Compensation Discussion and Analysis—Tax and Accounting Implications—Limit on Tax-Deductible Compensation.”

The Compensation Committee and the Board of Directors believes that the extension of the Annual Incentive Plan is necessary to meet our objectives of securing, motivating and retaining officers and other employees of CME Holdings and its subsidiaries. The principal features of the Annual Incentive Plan are described below. A copy of the full text of the Annual Incentive Plan is attached to this proxy statement as Appendix C marked to show the proposed amendments.

Description of the Principal Features of the Annual Incentive Plan

Key Provisions, including proposed amendments:

•	Plan Term: 5 years

•	Eligible Participants: All employees of CME Holdings and its subsidiaries approved by the Compensation Committee

•

Performance Metric: The Compensation Committee has approved the use of cash earnings as the pre-established performance metric under the Annual Incentive Plan. If our merger with the CBOT closes during 2007, the Compensation Committee plans to add an additional performance metric based upon the achievement of certain identified synergies for employees at the level of Managing Director and above.

Purpose. The purpose of the Annual Incentive Plan is to align the interests of our management with those of the shareholders of CME Holdings by encouraging management to achieve goals intended to increase shareholder value. An additional purpose of the Annual Incentive Plan is to serve as a qualified performance-based compensation program under Section 162(m), in order to preserve our tax deduction for compensation paid under the Annual Incentive Plan to our most senior executive officers.

Administration. The Annual Incentive Plan is administered by the Compensation Committee of the Board of Directors, which consists solely of “outside directors” within the meaning of Section 162(m).

Eligibility. The Annual Incentive Plan provides that any employee of CME Holdings or its subsidiaries who is selected by the Compensation Committee may participate in the Annual Incentive Plan for the designated plan year. As of December 31, 2006, there were approximately 1,400 employees eligible to participate in the Annual Incentive Plan.

Performance Factors. The Annual Incentive Plan provides that the Compensation Committee will determine the criteria and objectives (“Performance Factors”) that must be met during the applicable performance period in order for a participant to earn an award under the Annual Incentive Plan. These Performance Factors may include gross margin, operating margin, revenue growth, free cash flow, operating cash flow, cash earnings, operating expense, expense reductions, operations efficiency, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets or any increase or decrease of one or more of the foregoing over a specified period. The Performance Factors may relate to the performance of CME Holdings or that of a subsidiary, any portion of the business, product line, or a combination of the foregoing and may be expressed on an aggregate, per share or per unit basis. The Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied relative to a market index, a group of other companies or their subsidiaries, business units or product lines. Performance Factors may include minimum, target and maximum levels of performance.

Maximum Bonuses. No participant may receive an award under the Annual Incentive Plan in excess of $2,500,000 in any calendar year.

Limitation on Compensation Committee’s Discretion. The Compensation Committee does not have the authority to increase the amount of the award payable upon attainment of a Performance Factor, but the Compensation Committee may, in its discretion, reduce or eliminate the amount payable to such an individual.

Certification of Performance Goal Attainment. Before any awards for a particular year can be paid, the Compensation Committee must certify the extent to which Performance Factors and any other material terms of the Annual Incentive Plan were satisfied.

Amendments/Termination of the Annual Incentive Plan. The Annual Incentive Plan may be amended or terminated by the Board of Directors, provided that no amendment of the Annual Incentive Plan may be made without the approval of shareholders if shareholder approval is required in order for awards under the plan to continue to qualify for the performance-based compensation exception to Section 162(m).

Benefits under the Annual Incentive Plan. The Compensation Committee approves the performance metric under the Annual Incentive Plan. For 2006, the performance metric was cash earnings. Bonuses to be awarded under the Annual Incentive Plan in 2007 will be made in accordance with our compensation program approved by our Compensation Committee. As described in more detail in the section of this proxy statement entitled “Compensation Discussion and Analysis,” awards are granted based on a percentage of an employee’s salary and our tied to Company and individual performance. As a result, bonus awards that might be received by our employees in 2007 are not determinable. The following table sets forth for illustrative purposes the estimated bonus awards for each of our Named Executive Officers, our executive officers as a group and our non-executive officer employees as a group. Our non-executive directors do not participate in our Annual Incentive Plan.

Estimated Bonus Awards for 2007 under the Annual Incentive Plan

Name and Position	Dollar Value(1)
Craig S. Donohue	$850,000
James E. Parisi	243,800
Phupinder S. Gill	450,000
John P. Davidson III	431,300
Kimberly S. Taylor	243,800
Executive Officers as a Group	4,171,255
Non-Executive Officer Employees as a Group.	24,771,100

(1)	Under our compensation programs, as described in more detail in the section of this proxy statement entitled “Compensation Discussion and Analysis—Description of Each Element of Compensation—Bonus,” our employees, including our executive officers (our Executive Chairman, members of our Management Team and our Chief Accounting Officer), are eligible to receive a bonus under our Annual Incentive Plan based upon percentages of base salary. Actual bonus payments are tied to our achievement of cash earnings and individual performance levels. The amounts shown as estimated bonus awards for 2007 under the Annual Incentive Plan were calculated for illustrative purposes assuming the achievement of cash earnings at the target level and salaries in effect for 2007 for our anticipated employee population.

Vote Required to Approve the Annual Incentive Plan

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE APPROVAL OF THE AMENDMENT TO THE CHICAGO MERCANTILE

EXCHANGE HOLDINGS INC. ANNUAL INCENTIVE PLAN.

PROPOSAL 6

Ratification of the Appointment of

Our Independent Registered Public Accounting Firm for 2007

As required by Section 301 of the Sarbanes-Oxley Act of 2002, SEC rules and regulations and the listing standards of the NYSE and the NASDAQ, our Audit Committee is comprised solely of directors who are independent and is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2007. Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2006. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire. In connection with the audit of our 2006 financial statements, we entered into an engagement letter with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP would perform audit services for us. The agreement provides that Ernst & Young LLP will not be liable to the Company for punitive damages, except for certain circumstances in connection with a shareholder derivative suit. We expect to enter into a similar engagement letter with Ernst & Young for 2007.

Although we are not required to seek shareholder approval of this appointment, we believe it to be sound corporate governance to do so. If the appointment of Ernst & Young LLP is not ratified by our shareholders, our Audit Committee will investigate the reasons for the shareholder rejection and will consider appointing a different independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

AUDIT COMMITTEE DISCLOSURE

Principal Accountant Fees and Services

Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table.

Year Ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$873,800	$681,390	$160,975	$0
2005	$752,675	$324,799	$162,350	$0

Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting, review of our financial statements included in our Quarterly Reports on Form 10-Q and for other services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, other than those services described under “Audit Fees.” These fees were primarily for services in connection with the issuance of two independent auditor’s reports. One for controls placed in operation and operating effectiveness related to the technology, security and control environment of our clearing-related technology operations and the other related to a services agreement with a customer. Additional services related to employee benefit plan and other ancillary audits; our registration statements on Form S-3 and Form S-4 filed in 2006; and miscellaneous consultations. In January 2006, $147,947 of the 2005 audit-related fees were reimbursed to us and in January 2007 $120,000 of the 2006 audit-related fees were reimbursed to us from the Chicago Board of Trade related to the independent auditor’s report on our clearing-related technology operations. An additional $88,110 of 2006 audit-related fees for ancillary audits and other consulting services was reimbursed to us during 2006 by unconsolidated affiliates.

Tax fees consist of services performed by our independent registered public accounting firm’s tax division, except those related to the audit, and include fees for tax compliance, tax planning and tax advice. In 2006, $105,600 of our tax fees was for tax compliance and preparation of tax returns.

There were no fees billed for other services rendered by our independent registered public accounting firm that would be included in “All Other Fees” for the years ended December 31, 2006 and 2005.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the services described above were pre-approved by the Audit Committee in accordance with our Audit and Non-Audit Services Policy.

Audit Committee Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis. The Audit Committee has delegated specific pre-approval to the Chairperson of the Audit Committee provided the estimated fee of the proposed service does not exceed $100,000. The Chairperson must report any decisions to the Audit Committee at its next scheduled meeting. Periodically, but not less than quarterly, our Chief Financial Officer will provide the Audit Committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our Audit and Non-Audit Services policy is available on our Web site.

Audit Committee Policy for Approval of Related Party Transactions

In accordance with the listing standards of the NASDAQ, the Audit Committee is responsible for reviewing and approving or ratifying all related party transactions. The Audit Committee has adopted a written policy to satisfy this responsibility, a copy of which is available on our Web site. In accordance with the policy, the Audit Committee reviews all material facts of interested transactions that require the Committee’s approval. If advance approval is not possible, then the transaction will be considered by the Committee at its next meeting and the Committee will determine whether it is appropriate to ratify such transaction. In determining whether to approve or ratify a transaction, the Committee takes into account, among other factors it determines appropriate, whether the interested transaction is on terms no less favorable than terms generally available to any similarly situated, unrelated third parties under the same or similar circumstances and the extent of the person’s interest in the transaction. The Audit Committee determined that certain types of interested transactions should be considered pre-approved under the policy, including:

•	compensation provided to our executive officers and directors provided such compensation was approved by the Compensation Committee;

•

transactions that result from trading activities on our exchange; provided such transactions are made in the ordinary course of our business on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties; and

•	charitable donations by us or the CME Foundation less than $100,000 or two percent (2%) of that entity’s total annual charitable receipts and other revenues, whichever is greater.

Report of the Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee consists of four independent directors as defined in the listing standards of the NYSE and the NASDAQ. Its duties and responsibilities are set forth in the Audit Committee Charter approved by our Board of Directors which is available on our Web site and is included here as Appendix D. The Board of Directors has determined that Dennis Chookaszian and William P. Miller II meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the Audit Committee Charter, the primary responsibilities of the Audit Committee fall into three broad categories:

•	to serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	to review and appraise the audit efforts of the independent registered public accounting firm and internal audit department; and

•	to provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board of Directors.

The Audit Committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the Audit Committee Charter. To carry out its responsibilities, the Audit Committee met 13 times during fiscal year 2006 and four times during 2007 in regards to fiscal year 2006.

In the course of fulfilling its responsibilities, the Audit Committee has:

•

reviewed and discussed with management and the independent registered public accounting firm all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with U.S. generally accepted accounting principles;

•

discussed with the Company’s senior management and independent registered public accounting firm the process used for certifications by the Company’s chief executive officer and chief financial officer, which are required for certain of the Company’s filings with the Securities and Exchange Commission;

•	reviewed and discussed with management the Audit Committee Charter;

•

discussed with representatives of the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU §380);

•

received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees;”

•	discussed with the independent registered public accounting firm its independence from the Company and management;

•	reviewed payments to and pre-approved services of our independent registered public accounting firm in accordance with the Audit and Non-Audit Services Policy; and

•	considered whether the provision by the independent registered public accounting firm of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in CME Holdings’ Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2007. The Board is recommending that shareholders ratify that selection at the annual meeting.

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee—Year 2006

Dennis Chookaszian, Chairman

Patrick B. Lynch

William P. Miller II

Terry L. Savage

CERTAIN BUSINESS RELATIONSHIPS

Mr. Shepard, one of our directors, owns a minority interest in one of our clearing firms, which made payments to us of approximately $12.3 million in 2006 in connection with trading activity conducted on our exchange. Mr. Wescott, one of our directors, is a managing partner in a firm that trades on our exchange, which made payments to us of approximately of $21.0 million in 2006. Mr. Siegel, a member of our Board of Directors, and Mr. Newhouse, a director nominee, made payments indirectly to us in excess of $120,000 through their respective clearing firms in connection with his trading activities on our exchange in 2006. All payments made directly or indirectly to us in connection with trading activity on our exchange are on terms no more favorable than terms given to unaffiliated third parties. Our Audit Committee, in accordance with the listing standards of the NASDAQ, approves all of our related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during 2006 all of our officers and directors complied with their Section 16(a) filing requirements, except that in June 2006 we failed to timely report an annual equity award made to Ms. Goble under our Omnibus Stock Plan.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals that shareholders wish to include in our proxy materials for presentation at our Annual Meeting in 2008 must be received by our Corporate Secretary by November 24, 2007. Those proposals should be sent to Ms. Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606, and must comply with rules promulgated by the SEC in order to be eligible for inclusion in our proxy materials for our 2008 Annual Meeting.

Our bylaws also contain advance notice requirements for matters that shareholders intend to bring before an Annual Meeting. Generally, notice of a proposal to be brought before the 2008 Annual Meeting must be received by our Corporate Secretary not earlier than December 27, 2007 and not later than January 26, 2008. The notice must set forth the following information on each item of business that the shareholder proposes to bring before the meeting:

•

a brief description of the item, together with a statement of the reasons for conducting that business at the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the item;

•	the name and address, as they appear on our records, of the shareholder making the proposal;

•	the class and series, if any, and number of our shares that are beneficially owned by the shareholder; and

•	any material interest of the shareholder in the proposal.

OTHER SHAREHOLDER INFORMATION

Availability of Form 10-K and Annual Report to Shareholders

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the year ended December 31, 2006 (not including documents incorporated by reference), are available free of charge upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Electronic Delivery of 2008 Proxy Statement and other Documents

The notice of Annual Meeting and proxy statement and the 2006 Annual Report to Shareholders are available on our Web site at www.cme.com. Instead of receiving future copies of these documents by mail, you can elect to receive an email that will provide links to them. Opting to receive your proxy materials online will help us save significant printing and mailing expenses. If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communication electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials and Annual Report electronically, then prior to next year’s Annual Meeting you will receive e-mail notification when the proxy materials and Annual Report are available for your on-line review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy statement and Annual Report to Shareholders unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the proxy statement and/or Annual Report to Shareholders, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Computershare, our transfer agent, by going to www.computershare.com/us/sc/cme or by writing to Computershare Investor Services, 2 North LaSalle Street, Chicago, IL 60602.

If you participate in householding and wish to receive a separate copy of the 2006 Annual Report to Shareholders or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare as previously indicated.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

PROXY SOLICITATION

We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their beneficial owners, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials. We have retained D.F. King to aid in the solicitation of proxies. It is estimated that the fee for D.F. King will be approximately $20,000 plus reasonable out-of-pocket costs and expenses.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

Dated: March 14, 2007

APPENDIX A

CATEGORICAL INDEPENDENCE STANDARDS

A director who satisfies the independence standards of the New York Stock Exchange and NASDAQ Global Select Market and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer or director of a civic or charitable organization that receives significant financial contributions from CME or the CME Foundation. For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis; provided, however, that any contribution less than $100,000 or two percent (2%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, shall be presumed to be insignificant.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CME clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence standards of the New York Stock Exchange and NASDAQ Global Select Market and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

Revised 2006

A-1

APPENDIX B

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.*

AMENDED AND RESTATED OMNIBUS STOCK PLAN

ARTICLE 1

EFFECTIVE DATE AND PURPOSE

1.1. Effective Date. The Plan is effective as the Chicago Mercantile Exchange Omnibus Stock Plan as of February 7, 2000, and was amended and restated as the Chicago Mercantile Exchange Holdings Inc., Amended and Restated Omnibus Stock Plan as of April 23, 2002, and was further amended on February 5, 2003 and further Amended and Restated as of April 25, 2007.

1.2. Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging Share ownership on the part of Employees of the Company and its Subsidiaries. The Plan is intended to permit the grant of Awards that constitute “qualified performance-based compensation” under section 162(m) of the Code.

ARTICLE 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1. “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2. “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.3. “Award” means, individually or collectively, a grant under the Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Stock Awards or Performance Shares.

2.4. “Award Agreement” means the written agreement setting forth the terms and conditions applicable to an Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Bonus Stock” means Shares under a Stock Award which are not subject to a Period of Restriction.

2.7. “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that, in the reasonable

* Proposed deletions are indicated by strike-outs and additions are indicated by underlining.

judgment of the Company, does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company; provided, however, that following a Change of Control, “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company.

2.8. “Change of Control” means, except as otherwise specified in a particular Award Agreement, the occurrence of any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule13d-3 promulgated under the 1934 Act) of 50% or more of either (1) the then outstanding Class A Shares (the “Outstanding Class A Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 50% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company; provided, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 1% or more (measured as of the date of each such subsequent acquisition) to such Person’s beneficial ownership of Outstanding Class A Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below or (iv) any acquisition by an underwriter holding securities for an offering of such securities; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Class A Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Class A Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.9. “Class A Shares” means shares of the Company’s Class A common stock, $.01 par value, ~~Class A-1 common stock, $0.01 par value, Class A-2 common stock, $0.01 par value, Class A-3 common stock, $0.01 par value, and Class A-4 common stock, $0.01 par value.~~

2.10. “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.11. “Committee” means the Compensation Committee of the Board of Directors appointed (pursuant to Section 3.1) to administer the Plan.

2.12. “Company” means Chicago Mercantile Exchange Holdings Inc. (formerly Chicago Mercantile Exchange), a Delaware corporation, or any successor thereto.

2.13. “Director” means any individual who is a member of the Board.

2.14. “Disability” means ~~a Participant’s permanent and total disability as determined by the Committee in accordance with non-discriminatory standards consistently applied~~ disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant .

2.15. “Employee” means an employee of the Company, its subsidiaries, or an Affiliate designated by the Board or the Committee (collectively “an Employer”). “Employee” does not include an individual who is not contemporaneously classified as an Employee for purposes of an Employer’s payroll system. In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, any government agency or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Employee for purposes of this Plan. In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of an Employer on an Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder.

2.16. “Exercise Price” means the price at which a Share subject to an Option may be purchased pursuant to the exercise of the Option or the base price at which an SAR may be exercised with respect to a Share, as applicable.

2.17. “Fair Market Value” means, except as otherwise specified in a particular Award Agreement, ~~(a) in the case of Shares that are traded on an established national or regional securities exchange, the closing~~

~~transaction price of such a Share as reported by such exchange on the date as of which such value is being determined or, if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported, (b) in the case of Shares that are not traded on an established securities exchange, the average of the bid and ask prices for such a Share, where quoted for such Shares, or (c) if Fair Market Value cannot be determined under clause (a) or clause (b) above, or if the Committee determines in its sole discretion that the Shares are too thinly traded for Fair Market Value to be determined pursuant to clause (a) or clause (b), the value as determined by an outside expert selected by the Committee~~ (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the New York Stock Exchange or (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported on the immediately preceding date on which trading occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed.

2.18. “Fiscal Year” means the fiscal year of the Company.

2.19. “Grant Date” means, with respect to an Award, the date that the Award is granted.

2.20. “Incentive Stock Option” means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of section 422 of the Code.

2.21. “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.22. “Option” means an option to purchase Shares which is granted by the Committee pursuant to Article 5.

2.23. “Participant” means an individual with respect to whom an Award has been granted and remains outstanding.

2.24. “Performance Goals” means such criteria and objectives as may be established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option or SAR, (ii) as a condition to the grant of an Award, or (iii) during the applicable Performance Period or Period of Restriction, as a condition to the Participant’s receipt of the Shares subject to a Restricted Stock Award or, in the case of a Performance Share Award, of the Shares subject to such Award and/or the payment with respect to such Award. In the case of an Award that is intended to qualify as “qualified performance-based compensation” under section 162(m) of the Code, such Performance Goals may include any or all of the following or any combination thereof: gross margin, operating margin, revenue growth, free cash flow, operating cash flow, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets, the attainment by a Share of a specified Fair Market Value for a specified period of time, an increase in the Fair Market Value of a Share, or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Goals may relate to the performance of the Company, an Affiliate, any portion of the business, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. If the Committee desires that compensation payable pursuant to any Award subject to Performance Goals be “qualified performance-based compensation” within the meaning of section 162(m) of the Code, the Performance Goals (i) shall be established by the Committee no later than the end of the first 90 days of the Performance Period or Period of Restriction, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under section 162(m) of the Code, including the requirement that such Performance Goals be stated in terms of an objective formula or standard.

2.25. “Performance Period” means the period designated by the Committee during which the Performance Goals applicable to an Award shall be measured.

2.26. “Performance Share” means a right, contingent upon the attainment of specified Performance Goals within a specified Performance Period, to receive one Share, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Share in cash.

2.27. “Period of Restriction” means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

2.28. “Plan” means this Chicago Mercantile Exchange Holdings Inc., Amended and Restated Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

2.29. “Restricted Stock” means Shares under a Stock Award which are subject to a Period of Restriction.

2.30. “Retirement” means a Participant’s Termination of Service (other than for Cause) on or after attaining his or her “normal retirement date” as defined in the Pension Plan for Employees of Chicago Mercantile Exchange Inc. (whether or not such Participant participates in such plan).

2.31. “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.32. “Share” means a share of any class, and of any series within a class, of the Company’s common stock.

2.33. “Stock Appreciation Right” or “SAR” means an Award, granted alone, in reference to or in tandem with a related Option, which pursuant to Article 6 is designated by the Committee as an SAR.

2.34. “Stock Award” means an Award of Restricted Stock or Bonus Stock.

2.35. “Ten Percent Holder” means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company (or of any parent or subsidiary as defined in section 424 of the Code).

2.36. “Termination of Service” means a cessation of the employee-employer relationship between an Employee and the Company and Affiliates for any reason, including, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

ARTICLE 3

ADMINISTRATION

3.1. The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. It is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “outside director” under section 162(m) of the Code and (c) an “independent director” under the applicable listing standards of the New York Stock Exchange and the NASDAQ Global Select Market. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2. Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to

(a) determine which Employees shall be eligible to receive Awards and to grant Awards,

(b) prescribe the form, amount, timing and other terms and conditions of each Award,

(c) interpret the Plan and the Award Agreements,

(d) adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees,

(e) adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, and

(f) interpret, amend or revoke any such procedures or rules.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

3.3. Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may, consistent with law, delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to (a) any officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an award to such an officer or person or (b) any Award that is intended to satisfy the requirements applicable to “qualified performance-based compensation” under section 162(m) of the Code.

3.4. Decisions Binding. All determinations, decisions and interpretations by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1. Number of Shares. Subject to adjustment as provided in Section 4.3, 4,045,975 Shares shall be available for grants of Awards under the Plan. The maximum number of Shares with respect to which Options or SARs or a combination thereof may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof.

4.2. Lapsed Awards. To the extent that Shares subject to an outstanding Option (except to the extent Shares are issued or delivered by the Company in connection with the exercise of a tandem SAR) or other Award are not issued or delivered by reason of the expiration, cancellation, forfeiture or other termination of such Award or by reason of the delivery or withholding of Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Shares shall again be available under this Plan.

4.3. Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee ~~may~~ shall adjust the number, class and series of securities available under the Plan, the number, class, series and purchase price of securities subject to outstanding Awards, and the numerical limits of Sections 4.1, 7.1 and 8.2.1 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of such Awards. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an outstanding Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the Exercise Price, if any, of such Award.

ARTICLE 5

STOCK OPTIONS

5.1. Grant of Options. Subject to the provisions of the Plan, Options may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion. An Award of Options may include Incentive Stock Options, Non-Qualified Stock Options, or a combination thereof; provided, that no Incentive Stock Option shall be granted more than ten years after the date this Plan is adopted by the Board.

5.2. Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number, class and, if applicable, series of Shares to which the Option pertains (provided that Incentive Stock Options may be granted only with respect to Class A Shares), any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in section 424 of the Code) exceeds the amount established by the Code, such Options shall constitute Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

5.3. Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion.

5.3.1. Non-Qualified Stock Options. In the case of a Non-Qualified Stock Option, the Exercise Price may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.

5.3.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that the Exercise Price with respect to a Ten Percent Shareholder shall not be less than one hundred-ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.4. Expiration of Options.

5.4.1. Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date with respect to an Incentive Stock Option shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

5.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an Option, each Option granted to a Participant shall terminate no later than the first to occur of the following events:

(a) The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or termination for Cause;

(b) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability;

(c) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Retirement (provided, that the portion of any Incentive Stock Option exercised more than three months after such Termination of Service shall be deemed to be a Non-Qualified Option);

(d) The date of the Participant’s Termination of Service for Cause; or

(e) The expiration date specified in the Award Agreement pertaining to such Option.

5.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an Option, if a Participant to whom an Option has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such Option, such Option shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such Option.

5.5. Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6. Method of Exercise. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share. The Exercise Price shall be payable to the Company in full in cash or its equivalent (including, but not limited to, by means of, a broker-assisted cashless exercise). The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Share certificates (which may be in book entry form) for such Shares with respect to which the Option is exercised.

5.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1. Grant of SARs. Subject to the provisions of the Plan, SARs may be granted to such Employees at such times, and subject to such terms and conditions, as shall be determined by the Committee in its sole discretion;

provided, that any tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.

6.2. Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that SARs may be granted only with respect to Class A Shares. Without limiting the foregoing, the Exercise Price with respect to Shares subject to an SAR may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion; provided, that the Exercise Price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

6.3. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.4. Expiration of SARS

6.4.1. Expiration Dates. Each SAR shall terminate not later than as of the expiration date specified in the Award Agreement pertaining to such SAR; provided, however, that the expiration date with respect to a tandem SAR shall not be later than expiration date of the related Option.

6.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an SAR, each SAR granted to a Participant shall terminate no later than the first to occur of the following events:

(a) The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or termination for Cause;

(b) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement;

(c) The date of the Participant’s Termination of Service for Cause; or

(d) The expiration date specified in the Award Agreement pertaining to such SAR.

6.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an SAR, if a Participant to whom an SAR has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such SAR, such SAR shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such SAR.

6.5. Payment of SAR Amount. An SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the Exercise Price specified in the Award Agreement pertaining to such SAR; times

(ii) The number of Shares with respect to which the SAR is exercised.

6.6. Payment Upon Exercise of SAR. Unless otherwise specified in the Award Agreement pertaining to an SAR, payment to a Participant upon the exercise of the SAR may be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof.

ARTICLE 7

STOCK AWARDS

7.1. Grant of Stock Awards. Subject to the provisions of the Plan, Stock Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Stock Awards may be granted only with respect to Class A Shares. The Award Agreement pertaining to a Stock Award shall specify whether it is a Restricted Stock Award or a Bonus Stock Award. The maximum number of Shares with respect to which a Stock Award may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3.

7.2. Stock Award Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, any price to be paid for the Shares, the Performance Goals (if any) and Period of Restriction applicable to a Restricted Stock Award and such other terms and conditions as the Committee, in its sole discretion, shall determine. Bonus Stock Awards shall not be subject to any Periods of Restriction.

7.3. Transferability/Share Certificates. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, a Restricted Stock Award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend as described in Section 7.4.3. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon the grant of a Bonus Stock Award, subject to the Company’s right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

7.4. Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1. General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2. Section 162(m) Performance Restrictions. In the case of Awards of Restricted Stock which are intended to satisfy the requirements for “qualified performance-based compensation” under section 162(m) of the Code, the Committee shall set restrictions based upon the achievement of Performance Goals.

7.4.3. Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Chicago

Mercantile Exchange Holdings Inc., Amended and Restated Omnibus Stock Plan (the “Plan”), and in a Restricted Stock Agreement (as defined by the Plan). A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Chicago Mercantile Exchange Holdings Inc.”

7.5. Removal of Restrictions. Shares of Restricted Stock covered by a Restricted Stock Award made under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction (and the satisfaction or attainment of any applicable Performance Goals) and, subject to the Company’s right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

7.6. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all ordinary dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. The Committee shall have the discretion to determine the treatment of any extraordinary dividends.

7.8. Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for Awards under the Plan.

7.9. Termination of Service.

7.9.1. Disability, Retirement and Death. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability, Retirement or death, the Period of Restriction shall terminate as of such date, and all Performance Goals shall be deemed to have been satisfied at the target level.

7.9.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability, Retirement or death, the portion of such Award which is subject to a Period of Restriction on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 8

PERFORMANCE SHARE AWARDS

8.1. Performance Share Awards. Subject to the provisions of the Plan, Performance Share Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Share Awards may be granted only with respect to Class A Shares.

8.2. Terms of Performance Share Award Agreement.

8.2.1. Number of Performance Shares and Performance Goals. The Award Agreement pertaining to a Performance Share Award shall specify the number of Performance Shares subject to the Award and the

Performance Goals and the Performance Period. The maximum number of Shares with respect to which a Performance Share Award may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3.

8.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Performance Share Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if specified Performance Goals are satisfied or met during the Performance Period, and for the forfeiture of all or a portion of such Award if specified Performance Goals are not satisfied or met during the Performance Period.

8.2.3. Settlement of Vested Performance Share Awards. The Award Agreement pertaining to a Performance Share Award (i) shall specify whether such Award may be settled in Shares (including Shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of Shares subject to such Award. If a Performance Share Award is settled in Shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7.5, and the Participant shall have such rights of a stockholder of the Company as determined pursuant to Section 7.6 and 7.7. Prior to the settlement of a Performance Share Award in Shares, including Restricted Stock, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award.

8.3. Termination of Service.

8.3.1. Disability, Retirement and Death. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability, Retirement or death, all Performance Goals shall be deemed to have been satisfied at the target level with respect to such Performance Share Award.

8.3.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability, Retirement or death, the portion of such Award which is subject to outstanding Performance Goals on such date shall be forfeited by the Participant and canceled by the Company

ARTICLE 9

MISCELLANEOUS

9.1. No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and Affiliates is on an at-will basis only.

9.2. Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.3. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9.4. Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

9.5. Beneficiary Designations. A Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. For purposes of this section, a beneficiary may include a designated trust having as its primary beneficiary a family member of a Participant. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.6. Nontransferability of Awards. Unless otherwise determined by the Committee with respect to an Award other than an Incentive Stock Option, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant and may be exercised only by the Participant or the Participant’s legal representative.

9.7. No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

9.8. Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct (including, but not limited to, deduction through a broker-assisted cashless exercise) or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, but not limited to, the Participant’s FICA and SDI obligations) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant’s Award may, in the Committee’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

9.9. Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the minimum tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.

9.10. Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and shall be done in a manner so as not to result in taxation under Section 409A of the Code.

9.11. Change of Control. (a)(1) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraphs (c) or (d) of Section 2.8 in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the 1934 Act, (i) all outstanding Options and SARs shall immediately become exercisable in full, (ii) the Period of Restriction applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Goals applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each Share available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change of Control. In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraph (a) or (b) of Section 2.8, or in the event of a Change of Control pursuant to paragraph (c) or (d) of Section 2.8 in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the 1934 Act, each outstanding Award shall be surrendered to the Company by the holder thereof, and each such Award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change of Control, a cash payment from the Company in an amount equal to (i) in the case of an Option, the number of Shares then subject to such Option, multiplied by the excess, if any, of the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the purchase price per Share subject to the Option, (ii) in the case of an SAR other than a tandem SAR, the number of Shares then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of Shares or the number of Performance Shares, as the case may be, then subject to such Award, multiplied by the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control.

In the event of a Change of Control, each tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related Option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

9.12. Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if an any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under a any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares delivered pursuant to any Award made hereunder bear a legend in indicating that the sale, transfer o other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

ARTICLE 10

AMENDMENT, TERMINATION AND DURATION

10.1. Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including section 162(m) and section 422 of the Code; provided further that the Board may not permit the repricing of any outstanding Awards without stockholder approval. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

10.2. Duration of the Plan. The Plan shall, subject to Section 10.1 (regarding the Board’s right to amend or terminate the Plan), terminate on June 30, ~~2007~~ 2012, unless earlier terminated by the Board. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.

ARTICLE 11

LEGAL CONSTRUCTION

11.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

11.4. Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

11.5. Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

APPENDIX C

AMENDED AND RESTATED*

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. ANNUAL INCENTIVE PLAN

1. Purpose. The purpose of the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan is to align the interests of Company management with those of the shareholders of the Company by encouraging management to achieve goals intended to increase shareholder value.

2. Definitions. The following terms, as used herein, shall have the following meanings:

(a) “Award” shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

(e) “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

(f) “Company” shall mean Chicago Mercantile Exchange Holdings Inc., a Delaware corporation, or any successor corporation.

(g) “Disability” shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

(h) “Effective Date” shall mean January 1, 2003.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Participant” shall mean an employee of the Company or any Subsidiary of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

(k) “Performance Factors” shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant’s receipt of payment with respect to an Award. Performance Factors may include any or all of the following or any combination thereof: gross margin, operating margin, revenue growth, free cash flow, cash earnings, operating expense, expense reductions, operations efficiency, operating cash flow, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, any portion of the business, product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, a product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance

*	Proposed deletions are indicated by strike-outs and additions are indicated by underlining.

at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated.

(l) “Performance Period” shall mean the twelve-month periods commencing on January 1, 2003 and each January 1 thereafter, or such other periods as the Committee shall determine; provided that a Performance Period for a Participant who becomes employed by the Company or its Subsidiaries following the commencement of a Performance Period may be a shorter period that commences with the date of the commencement of such employment.

(m) “Plan” shall mean this Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.

(n) “Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

3. Administration. The Plan shall be administered by a Committee of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and Performance Factors relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards (including provisions relating to a change in control of the Company); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and (8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

The Committee shall consist of two or more persons each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan.

4. Eligibility. Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

(a) In General. On or prior to the date on which 25% of a Performance Period has elapsed (but not later than the 90th day of such period), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the minimum Performance Factors with respect to such Performance Period are attained.

(b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted hereunder exceed $2,500,000 to any one Participant in any one year. The Committee may at its discretion decrease the amount of an Award payable upon attainment of the specified Performance Factors, but in no event may the Committee increase at its discretion the amount of an Award payable upon attainment of the specified Performance Factors.

(c) Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made in cash within ~~one hundred and twenty (120)~~ seventy-five (75) days after the end of the Performance Period.

6. Term. Subject to the approval of the Amended and Restated Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in ~~2003~~ 2007 (or any adjournment thereof), the Plan shall be effective as of January 1, ~~2003~~ 2007 and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below.

7. General Provisions.

(a) Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b) Nontransferability. Awards shall not be transferable by a Participant except upon the Participant’s death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(k) below or, in the absence thereof, by will or the laws of descent and distribution.

(c) No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant’s employment or change such Participant’s remuneration.

(d) Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e) Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing (but subject to Section (j)), no amendment shall affect adversely any of the rights of any Participant under any Award following the grant of such Award, provided that neither an adjustment of an Award (as contemplated by Section 3) nor the exercise of the Committee’s discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an impermissible amendment of the Plan or an Award.

(f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(g) Termination of Employment.

(i) Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 7(g), a Participant must be actively employed by the Company or its Subsidiaries at the time Awards are generally paid with respect to a Performance Period in order to be eligible to receive payment in respect of such Award.

(ii) Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that he or she would have received with respect to the applicable Performance Period, which shall be payable at the time payment is made to other Participants in respect of such Performance Period.

(h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j) Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

(k) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 7(b), the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

(l) Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

APPENDIX D

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Chicago Mercantile Exchange Holdings Inc. (“CME”). The primary purpose of the Committee is to provide independent and objective oversight of the financial statement and financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of CME’s financial statements, including without limitation, (a) assisting the Board’s oversight of (i) the integrity of CME’s financial statements, (ii) CME’s compliance with legal and regulatory requirements, (iii) CME’s independent auditors’ qualifications and independence and (iv) the performance of CME’s independent auditors and CME’s internal audit function, and (b) preparing a report as required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in CME’s annual proxy statement. In doing so, it is an objective of the Committee to provide an open avenue of communication between the Board, management, internal auditors and the independent auditors.

II. Membership & Organization

•	The members of the Committee and its Chairperson shall be appointed by the Board.

•

The Committee shall consist of no fewer than three directors who, as determined by the Board, are qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the “NYSE”) and the NASDAQ Global Select Market, Inc. listed company rules and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated by the SEC pursuant to the Exchange Act. Each member of the Committee shall be “financially literate”, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have “accounting or related financial management expertise,” as such qualification is interpreted by the Board in its business judgment.

•

At least one member of the Committee shall qualify as an “audit committee financial expert”, as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Exchange Act. The Board shall determine who is an “audit committee financial expert”, not the Committee or the Committee Chairperson. No director may serve as a member of the Committee if such director simultaneously serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in CME’s proxy statement.

•

It is the responsibility of the Committee Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

III. Committee Meetings, Tasks and Authority

General

•

The Committee shall meet at often as it determines necessary to carry out its duties and responsibilities but no less frequently than 4 times annually, keep minutes of its proceedings, report regularly to the

Board and meet periodically with the independent auditors, managing director of internal audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

•	The Committee shall perform its responsibilities in accordance with this Charter and applicable regulatory requirements.

•

The Committee shall have the sole authority and direct responsibility to appoint, retain, compensate, evaluate and terminate CME’s independent auditors. The independent auditors shall report directly to the Committee.

•

The Committee may retain independent counsel, accountants or other advisors as it determines necessary to carry out its duties and responsibilities and may direct the proper officers of CME to pay the reasonable fees and expenses of any such advisor.

Financial Reporting and Control Review Activities

•	The Committee shall review and discuss with the independent auditors and management:

•	CME’s audited financial statements;

•

all critical accounting policies and practices to be used, audit conclusions regarding significant accounting estimates, audit adjustments, disagreements between the independent auditors and management and any other matters required to be brought forth by AICPA Statement of Auditing Standards No. 61 or under generally accepted auditing standards;

•

assessments of the adequacy of internal controls, including any identified material weaknesses and reportable conditions in internal controls over financial reporting and the identification of instances of management override or compromise of the internal control system;

•

reports issued with respect to the annual financial statements, internal control structure and procedures for financial reporting and compliance with certain specified laws and regulations and the basis for such reports;

•

significant issues regarding accounting principles and financial statement presentations, including any significant changes in CME’s selection or application of accounting principles, and major issues as to the adequacy of CME’s internal controls and any special audit steps adopted in light of material control deficiencies;

•

any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles on CME’s financial statements;

•

all alternative treatments of financial information within generally accepted accounting principles that have been discussed by CME’s independent auditors and management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors;

•	all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of CME; and

•	the Annual Report on Form 10-K and each Quarterly Report on Form 10-Q prior to its filing, including CME’s disclosures under “Management’s Discussion and Analysis of Financial Condition

and Results of Operations,” and the results of the independent auditors’ review and the certifications required under the Sarbanes-Oxley Act of 2002.

•	The Committee shall determine whether to recommend to the Board that the audited financial statements be included in CME’s Annual Report on Form10-K and the annual report to shareholders.

•

The Committee shall meet annually with the general counsel of CME, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements, including, without limitation, any matters involving potential or ongoing material violations of law or breaches of fiduciary duty to CME.

•

The Committee shall discuss in a general manner CME’s earnings press releases, including the type and presentation of information to be included therein (paying particular attention to any use of “pro forma” or “adjusted” information not prepared in accordance with generally accepted accounting principles), as well as financial information and earnings guidance provided by CME to analysts and rating agencies.

Other Review Activities

•	The Committee shall annually review and discuss the independence of the auditors by, among other things:

•

securing from and discussing with the independent auditors the written disclosure and letter required by the AICPA Independence Standards Board Standard No.1, including any disclosed relationships or services that may impact the independent auditors’ objectivity and independence, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors;

•

ensuring that the lead audit partner and reviewing audit partner responsible for the current fiscal year audit of CME’s financial statements have not performed audit services for CME for more than the previous four consecutive years;

•

ensuring that the chief executive officer, chief financial officer, chief accounting officer or controller (or other person serving in a “financial reporting oversight role” as defined in Rule 2-01(f) under the Exchange Act) was not, within one year prior to the initiation of the audit, an employee of the independent auditors who participated in any capacity in CME’s audit;

•

obtaining assurances from the independent auditors that the independent auditors are in compliance with the provisions of Rule 2-01(c)(8) under the Exchange Act prohibiting compensation of audit partners based on the sale of non-audit services to the partner’s audit clients;

•	considering whether there should be regular rotation of the independent auditors;

•	establishing CME hiring policies for employees or former employees of CME’s current or former independent auditors; and

•

obtaining a report describing all relationships between the independent auditors and CME (including a description of each category of services provided by the independent auditors to CME and a list of the fees billed for each category).

•

The Committee should present its conclusions with respect to the above matters, including its review of the lead partner and the reviewing partner of the independent auditors, and its reason whether there should be regular rotation of the independent auditors, to the Board.

•

The Committee shall review and approve in advance the scope of the independent auditors’ annual financial statement audit, the estimated fees and such other matters pertaining to such audit as the Committee may deem appropriate.

•

The Committee shall review and approve in advance all permitted non-audit engagements and relationships between CME and the independent auditors in accordance with CME’s Audit and Non-Audit Services Policy.

•	The Committee shall review and oversee the resolution of all disagreements between the independent auditors or the internal auditors and management regarding financial reporting.

•

The Committee shall review and discuss CME’s guidelines and policies governing the process by which senior management and the relevant departments and committees of CME assess and manage CME’s exposure to risk, as well as CME’s major financial risk exposure and the steps management has taken to monitor and control such exposures.

•	The Committee shall obtain and review no less frequently than annually a report by the independent auditors describing:

•	the independent auditors’ internal quality-control procedures; and

•

any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

•

The Committee shall review on a regular basis with CME’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors:

•	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

•	any communications between the audit team and the independent auditors’ national office respecting auditing or accounting issues presented by the engagement; and

•	any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to CME.

•

The Committee shall review the adequacy and effectiveness of CME’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of CME’s internal audit function, through inquiry and discussions with the independent auditors and management; and

•

The Committee shall review the yearly report prepared by management, and attested to by the independent auditors, assessing the effectiveness of CME’s internal control over financial reporting and stating management’s responsibility to establish and maintain adequate internal control over financial reporting, prior to its inclusion in CME’s annual report.

•	The Committee shall review with the chief executive officer and chief financial officer and independent auditors, periodically:

•

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect CME’s ability to record, process, summarize and report financial data, including any material weaknesses in internal controls identified by the independent auditors;

•	any fraud, whether or not material, that involves management or other employees who have a significant role in CME’s internal control over financial reporting; and

•

any significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by CME regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of CME of concerns regarding questionable accounting or auditing matters.

•

The Committee shall obtain from the independent auditor assurance that the auditor is not aware of any matters required to be reported under Section 10A(b) of the Exchange Act (concerning detection of illegal acts).

•	With respect to the Internal Audit Department:

•

the Committee shall review the annual performance evaluation and compensation determinations and any termination decisions made by the senior management of CME with respect to the managing director, internal audit with the goal that such determinations or decisions are not designed to influence improperly the independent exercise of his or her duties;

•	the senior internal auditing executive shall report to the Committee and, for administrative purposes, shall report to the head of the legal department;

•	the Committee shall review and approve Internal Audit’s plans, activities, staffing, effectiveness, and organizational structure; and

•	the Committee shall provide ongoing assurance that there are no unjustified restrictions or limitations to its functioning.

•

Review and provide prior approval of all transactions or arrangements required to be disclosed pursuant to SEC Regulation S-K , Item 404, between CME and any of its directors, officers, principal stockholders or any of their respective affiliates, associates or related parties.

•	The Committee shall review such other matters and perform such additional activities, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

IV. Reporting Activities

•

The Committee Chairperson, on behalf of the Committee, shall make regular reports to the Board. In connection therewith, the Committee Chairperson should review with the Board any issues that arise with respect to the quality or integrity of CME’s financial statements, CME’s compliance with legal or regulatory requirements, the performance and independence of the auditors, or the performance of the internal audit function.

•

The Committee shall prepare a report for inclusion in CME’s proxy statement setting forth the basis for the Committee’s recommendation to the Board with respect to inclusion of the audited financial statements in the Annual Report on Form 10-K and annual report to shareholders.

•	The Committee shall reassess the adequacy of this Charter no less frequently than annually and submit any recommended changes to the full Board for approval.

•	The Committee shall evaluate its performance on an annual basis and establish criteria for such evaluation. The Committee shall report to the Board regarding the results of the evaluation.

V. Limitation on the Role of the Audit Committee

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of CME, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside CME from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to CME.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the applicable laws of State of Delaware which shall continue to set the legal standard for the conduct of the members of the Committee.

Revised December 2006

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. 20 S. WACKER DRIVE CHICAGO, IL 60606	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chicago Mercantile Exchange Holdings Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Chicago Mercantile Exchange Holdings Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Class A

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CMEXZ1	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

1. Election of Equity Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

Seven will be elected to a two-year term to the Board of Directors			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 - Craig S. Donohue 05 - James E. Oliff
02 - Terrence A. Duffy 06 - John F. Sandner			☐	☐	☐
03 - Daniel R. Glickman 07 - Terry L. Savage
04 - William P. Miller II

Issues						For	Against	Abstain
The Board of Directors recommends a vote “FOR” the following proposals.

2.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan.					☐	☐	☐
3.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.					☐	☐	☐
4.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.					☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of

Class A Common Stock of

Chicago Mercantile Exchange Holdings Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 25, 2007.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 E. Randolph Drive (80th floor), Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2007, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. 20 S. WACKER DRIVE CHICAGO, IL 60606	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chicago Mercantile Exchange Holdings Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Chicago Mercantile Exchange Holdings Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Class B-1 (CME)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CMEXZ3	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

1. Election of Equity Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

Seven will be elected to a two-year term to the Board of Directors						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 - Craig S. Donohue 05 - James E. Oliff
02 - Terrence A. Duffy 06 - John F. Sandner						☐	☐	☐
03 - Daniel R. Glickman 07 - Terry L. Savage
04 - William P. Miller II

2. Election of Class B-1 Directors					Issues
May select ONE of the following Class B-1 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.					The Board of Directors recommends a vote “FOR” the following proposals.

	For	Abstain							For	Against	Abstain
David G. Hill	☐	☐			4.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan.			☐	☐	☐
Robert O. Kabat, Sr.	☐	☐							For	Against	Abstain
William G. Salatich, Jr.	☐	☐			5.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.			☐	☐	☐

3. Election of 2007 Class B-1 Nominating Committee

May select up to FIVE of the following Class B-1 shareholders to be elected to a one-year term to the Class B-1 Nominating Committee.VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

									For	Against	Abstain
					6.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.			☐	☐	☐

	For	Abstain		For	Abstain
Thomas A. Bentley	☐	☐	Lonnie Klein	☐	☐
Joseph F. Carava, Jr.	☐	☐	William F. Kulp	☐	☐
Michael J. Downs	☐	☐	Brian J. Muno	☐	☐
Larry S. Fields	☐	☐	William J. Rinn III	☐	☐
John C. Garrity	☐	☐	Robert D. Wharton	☐	☐				Yes	No

						Please indicate if you plan to attend this meeting.			☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of

Class B-1 common stock of

Chicago Mercantile Exchange Holdings Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 25, 2007.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 E. Randolph Drive (80th floor), Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2007, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 4, 5 AND 6 AND ABSTAIN FROM PROPOSALS 2 AND 3 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. 20 S. WACKER DRIVE CHICAGO, IL 60606	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chicago Mercantile Exchange Holdings Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Chicago Mercantile Exchange Holdings Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Class B-2 (IMM)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CMEXZ5	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

1. Election of Equity Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

Seven will be elected to a two-year term to the Board of Directors						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 - Craig S. Donohue 05 - James E. Oliff
02 - Terrence A. Duffy 06 - John F. Sandner						☐	☐	☐
03 - Daniel R. Glickman 07 - Terry L. Savage
04 - William P. Miller II

2. Election of Class B-2 Directors					Issues
May select ONE of the following Class B-2 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.					The Board of Directors recommends a vote “FOR” the following proposals.

	For	Abstain							For	Against	Abstain
John D. Newhouse	☐	☐			4.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan.			☐	☐	☐
David J. Wescott	☐	☐							For	Against	Abstain
3. Election of 2007 Class B-2 Nominating Committee					5.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.			☐	☐	☐
May select up to FIVE of the following Class B-2 shareholders to be elected to a one-year term to the Class B-2 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.									For	Against	Abstain
					6.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.			☐	☐	☐

	For	Abstain		For	Abstain
Robert A. Bergin	☐	☐	Brian J. McCormick	☐	☐
Denis P. Duffey	☐	☐	Paul S. Mermel	☐	☐
Richard J. Duran	☐	☐	Michael J. Moss	☐	☐
Jeffrey C. Holcomb	☐	☐	Ronald A. Pankau	☐	☐
Donald J. Lanphere, Jr.	☐	☐	Barry D. Ward	☐	☐				Yes	No

						Please indicate if you plan to attend this meeting.			☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of

Class B-2 common stock of

Chicago Mercantile Exchange Holdings Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 25, 2007.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 E. Randolph Drive (80th floor), Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2007, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 4, 5 AND 6 AND ABSTAIN FROM PROPOSALS 2 AND 3 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. 20 S. WACKER DRIVE CHICAGO, IL 60606	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chicago Mercantile Exchange Holdings Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Chicago Mercantile Exchange Holdings Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Class B-3 (IOM)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CMEXZ5	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

1. Election of Equity Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

Seven will be elected to a two-year term to the Board of Directors				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 - Craig S. Donohue 05 - James E. Oliff
02 - Terrence A. Duffy 06 - John F. Sandner				☐	☐	☐
03 - Daniel R. Glickman 07 - Terry L. Savage
04 - William P. Miller II

2. Election of Class B-3 Directors			Issues
May select ONE of the following Class B-3 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.			The Board of Directors recommends a vote “FOR” the following proposals.

	For	Abstain					For	Against	Abstain
Jeffrey R. Carter	☐	☐	3.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan.			☐	☐	☐
Gary M. Katler	☐	☐					For	Against	Abstain
			4.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.			☐	☐	☐
		Yes No					For	Against	Abstain
Please indicate if you plan to attend this meeting.		☐ ☐	5.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.			☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of

Class B-3 common stock of

Chicago Mercantile Exchange Holdings Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 25, 2007.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 E. Randolph Drive (80th floor), Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2007, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 3, 4 AND 5 AND ABSTAIN FROM PROPOSAL 2 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. 20 S. WACKER DRIVE CHICAGO, IL 60606	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chicago Mercantile Exchange Holdings Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Chicago Mercantile Exchange Holdings Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Class B-4 (GEM)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CMEXZ9	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

1. Election of Equity Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

Seven will be elected to a two-year term to the Board of Directors			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 - Craig S. Donohue 05 - James E. Oliff
02 - Terrence A. Duffy 06 - John F. Sandner			☐	☐	☐
03 - Daniel R. Glickman 07 - Terry L. Savage
04 - William P. Miller II

Issues						For	Against	Abstain
The Board of Directors recommends a vote “FOR” the following proposals.

2.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan.					☐	☐	☐
3.	To approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.					☐	☐	☐
4.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.					☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

Please take a moment now to vote your shares of

Class B-4 common stock of

Chicago Mercantile Exchange Holdings Inc.

for the upcoming Annual Meeting of Shareholders

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 25, 2007.

The undersigned hereby appoint(s) Terrence A. Duffy and Craig S. Donohue with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 10:00 a.m., Central Time, on Wednesday, April 25, 2007, in the Ballroom of the Mid-America Club, located at 200 E. Randolph Drive (80th floor), Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2007, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.